UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)
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INTL FCStone Inc.
(Name of Registrant as Specified in Its Charter)
(Name of person(s) filing proxy statement, if other than the registrant)
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INTL FCSTONE INC.

708 Third Avenue
Suite 1500
New York, New York 10017

January 15, 2016
Dear Shareholders:
You are cordially invited to attend the annual meeting of shareholders of INTL FCStone Inc. to be held at The Alfond Inn at 300 E. New England Avenue, Winter Park, Florida on Thursday, February 25, 2016 at 10:00 a.m. (Eastern Standard Time). At the meeting, shareholders will be asked to vote on the election of nine Directors; the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the Company's 2016 fiscal year; the approval of the proposed 2016 Executive Performance Plan; the approval of the proposed 2016 Long-Term Performance Incentive Plan, and to transact such other business as may properly come before the meeting.
Again this year we are using the "Notice and Access" method of providing proxy materials to you via the Internet. This process provides you with a convenient and quick way to access your proxy materials and vote your shares, while also conserving resources and reducing the costs of printing and mailing the proxy materials. On or about January 15, 2016, we will mail to our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and our 2015 Annual Report online and how to vote via the Internet. The Notice also contains instructions on how to receive a paper copy of the proxy materials and our 2015 Annual Report.
The Notice of Annual Meeting of Shareholders and the Proxy Statement that accompany this letter provide detailed information concerning the matters to be considered at the meeting.
Your vote is important. I urge you to vote as soon as possible, whether or not you plan to attend the annual meeting. Thank you for your continued support of INTL FCStone Inc.
Sincerely,
John Radziwill
Chairman

Notice of Annual Meeting of Shareholders
Thursday, February 25, 2016
10:00 a.m. Eastern Standard Time
The Alfond Inn, 300 E. New England Avenue, Winter Park, Florida
TO THE SHAREHOLDERS OF INTL FCSTONE INC.
The annual meeting of the shareholders of INTL FCStone Inc., a Delaware corporation (the "Company" or “INTL FCStone”), will be held on Thursday, February 25, 2016, at 10:00 a.m. Eastern Standard Time at The Alfond Inn at 300 E. New England Avenue, Winter Park, Florida, for the following purposes:

1.	To elect nine Directors;

2.	To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year;

3.	To approve the proposed INTL FCStone Inc. 2016 Executive Performance Plan;

4.	To approve the proposed INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan; and

5.	To transact such other business as may properly come before the meeting.
The Board of Directors has fixed the close of business on January 4, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting.
Pursuant to the rules of the Securities and Exchange Commission, we have elected to provide access to our proxy materials over the Internet. Accordingly, we will mail, beginning on or about January 15, 2016, a Notice of Internet Availability of Proxy Materials to our shareholders of record and beneficial owners as of the record date. As of the date of mailing of the Notice of Internet Availability of Proxy Materials, all shareholders and beneficial owners will have the ability to access all of the Proxy Materials on a website referenced in the Notice of Internet Availability of Proxy Materials.
The Notice of Internet Availability of Proxy Materials also contains a toll-free telephone number, an e-mail address, and a website where shareholders can request a paper or e-mail copy of the Proxy Statement, our 2015 Annual Report, and a form of proxy relating to the Annual Meeting. These materials are available free of charge. The Notice also contains information on how to access and vote the form of proxy.
Even if you plan to attend the annual meeting in person, we request that you vote by one of the methods described in the proxy notification and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.
If you fail to vote, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person.
January 15, 2016
New York, New York
By order of the Board of Directors,
SEAN M. O'CONNOR
Chief Executive Officer and President

INTL FCSTONE INC.
PROXY STATEMENT
2016 Annual Meeting of Shareholders
GENERAL
The proxy is solicited on behalf of the Board of Directors of INTL FCStone Inc., a Delaware corporation (the "Company"), for use at the annual meeting of shareholders to be held on Thursday, February 25, 2016, at 10:00 a.m. (Eastern Standard Time), or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Annual Meeting. The annual meeting will be held at The Alfond Inn at 300 E. New England Avenue, Winter Park, Florida. The Company intends to mail its Notice of Internet Availability of Proxy Materials and provide access to a website as referenced within its Notice of Internet Availability on or about January 15, 2016 to all shareholders entitled to vote at the annual meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
When and where will the annual meeting take place?
The annual meeting will be held on February 25, 2016 at 10:00 a.m. (Eastern Standard Time), at The Alfond Inn at 300 E. New England Avenue, Winter Park, Florida.
Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of the proxy materials?
The "Notice and Access" rules of the Securities and Exchange Commission (the "SEC") permit us to furnish proxy materials, including this proxy statement and our Annual Report, to our shareholders by providing access to such documents on the Internet instead of mailing printed copies. Most shareholders will receive a Notice of Internet Availability of Proxy Materials (the "Notice") and will not receive printed copies of the proxy materials unless they request them. The Notice will be mailed beginning on or about January 15, 2016. The Notice includes instructions on how you may access and review all of our proxy materials via the Internet. The Notice also includes instructions on how you may vote your shares. If you would like to receive a paper or e-mail copy of our proxy materials, you should follow the instructions in the notice for requesting such materials. Any request to receive proxy materials by mail or e-mail will remain in effect until you revoke it.
Can I vote my shares by filling out and returning the Notice?
No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by Internet or how to request a paper proxy card.
Why did I receive this proxy statement?
You received this proxy statement because you held shares of the Company's common stock on January 4, 2016 (the "Record Date") and are entitled to vote at the annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.
What am I voting on?
You are being asked to vote on four items:

1.	The election of nine Directors (see page 7);

2.	The ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year (see page 22);

3.	The approval of the proposed INTL FCStone Inc. 2016 Executive Performance Plan (see page 24); and

4.	The approval of the proposed INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan (see page 26).

How do I vote?
Shareholders of Record
If you are a shareholder of record, there are four ways to vote:

•	By toll free telephone at 1-800-652-8683.

•	By internet at www.envisionreports.com/INTL

•	If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the postage-paid envelope provided by the Company; or

•	By voting in person at the meeting.
Street Name Holders
Shares which are held in a brokerage account in the name of the broker are said to be held in "street name."
If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the telephone or Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and bring that proxy to the meeting.
Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.
What is the deadline for voting via Internet or telephone?
Internet and telephone voting is available through 11:59 p.m. (Eastern Standard Time) on Wednesday, February 24, 2016 (the day before the annual meeting).
What are the voting recommendations of the Board of Directors?
The Board of Directors recommends that you vote in the following manner:

1.	FOR each of the persons nominated by the Board of Directors to serve as Directors;

2.	FOR the ratification of the appointment of KPMG LLP as independent registered public accounting firm for the 2016 fiscal year;

3.	FOR the approval of the proposed INTL FCStone Inc. 2016 Executive Performance Plan; and

4.	FOR the approval of the proposed INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan.
Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.
Will any other matters be voted on?
We do not know of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize the Chairman and the Chief Executive Officer of the Company to vote on such matters in their discretion.
Who is entitled to vote at the meeting?
Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the annual meeting, or any postponement or adjournment of the meeting.
How many votes do I have?
You will have one vote for each share of the Company's common stock that you owned on the Record Date.
How many votes can be cast by all shareholders?
The Company had 19,057,556 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.
How many votes must be present to hold the meeting?

The holders of a majority of the Company's common stock outstanding on the Record Date must be present at the meeting in person or by proxy to fulfill the quorum requirement necessary to hold the meeting. This means at least 9,528,779 shares must be present in person or by proxy.
If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.
We urge you to vote by proxy even if you plan to attend the meeting so that we will know as soon as possible that a quorum has been achieved.
What vote is required to approve each proposal?
For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.
For the ratification of the appointment of KPMG LLP (Proposal No.2), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.
For the approval of the proposed INTL FCStone Inc. 2016 Executive Performance Plan (Proposal No.3), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum.
For the approval of the proposed INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan (Proposal No.4), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will not be voted with respect to the amendment, although it will be counted for the purposes of determining whether there is a quorum.
Can I change my vote?
Yes. If you are stockholder of record, you may change your vote at any time before your proxy is voted at the annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card, by telephone or via the Internet. Third, you can attend the meeting, and vote in person. Your attendance alone will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.
Who may attend the annual meeting?
Any person who was a shareholder of the Company on January 4, 2016 may attend the meeting. If you own shares in street name, you should ask your broker or bank for a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your most recent brokerage statement so that we can verify your ownership of our stock and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.
What happens if I sign and return the proxy card but do not indicate how to vote on an issue?
If you return a signed proxy card without indicating your vote, your shares will be voted as follows:

•	FOR each of the nominees for Director named in this proxy statement;

•	FOR ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the 2016 fiscal year;

•	FOR the approval of the proposed INTL FCStone Inc. 2016 Executive Performance Plan; and

•	FOR the approval of the proposed INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan.
Who can help answer my questions?
If you are an INTL FCStone Inc. shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the annual meeting, including the procedures for voting your shares, you should contact:

David Bolte
Corporate Secretary
1251 NW Briarcliff Parkway, Suite 800
Kansas City, Missouri 64116
(515) 223-3797

PROPOSAL 1 - ELECTION OF DIRECTORS
The restated certificate of incorporation of the Company provides that the Company will have a Board of Directors consisting of nine members commencing at the 2013 annual meeting of shareholders, and further provides that the number of Directors may thereafter be increased or decreased by resolution of the Board of Directors.
The Nominating & Governance Committee of the Company has nominated and the Board of Directors has approved the nominations of nine persons to serve as Directors until the 2017 annual meeting, or until each Director's successor is elected and qualified, or until the death or resignation of a Director. Each of the nominees has agreed to serve if elected.
The nominees are as follows:

Name of Nominee	Age	Director Since

Paul G. Anderson	63	2009
Scott J. Branch	53	2002
John Fowler	66	2005
Edward J. Grzybowski	62	2014
Daryl K. Henze	73	2009
Bruce W. Krehbiel	62	2009
Sean M. O'Connor	53	2002
Eric Parthemore	66	2009
John Radziwill	68	2002
The background of each nominee for Director is as follows:
Paul G. Anderson was elected as a Director of the Company on October 1, 2009, following the merger with FCStone Group, Inc. ("FCStone"), and was appointed President of the Company on October 5, 2009. Mr. Anderson retired as President of the Company on October 1, 2012 and served as a consultant to the Company during fiscal year 2013. Mr. Anderson had been employed by FCStone since 1987 and had served as its President and Chief Executive Officer since 1999. He also served as a Director of FCStone from 2006 until the merger with the Company. Mr. Anderson is the past President of the Kansas Cooperative Council and past founding Chairman of the Arthur Capper Cooperative Center at Kansas State University. Mr. Anderson is a member of the National Council of Farmer Cooperatives, the National Feed and Grain Association and several other state associations.
The Board believes that Mr. Anderson's strong leadership skills and knowledge of the Company, in particular with respect to the products and services provided by the various FCStone segments, is valuable to the Board. In addition to his other skills and qualifications, Mr. Anderson's former position as President serves as a valuable link between the management, operations and vision of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business and strategy, along with an unequaled knowledge of the core risk management services provided to a significant portion of the Company's customer base.
Scott J. Branch was elected to the Board of Directors of the Company in December 2002. Mr. Branch was appointed the President of the Company in May 2013 and served in that capacity until his retirement as President on October 1, 2015. He remains an employee of the Company and is a member of the Company's main executive and management committees. Prior to May 2013 he served as Chief Operating Officer of the Company following the merger with FCStone in October 2009. He also served as President of the Company from 2002 until October 2009. Mr. Branch was General Manager of Standard Bank London, Ltd. from 1995 until 2002. During this period, he also served in other capacities for Standard Bank, including management of its banking and securities activities in the Eastern Mediterranean Region and management of its forfaiting and syndications group.
The Board believes that Mr. Branch's strong leadership skills, extensive financial experience, and knowledge of the Company, its products and services is valuable to the Board. In 2002, Mr. Branch made a significant equity investment in the Company and since that time has been instrumental in guiding the Company's successful strategy and growth. In addition to his other skills and qualifications, Mr. Branch's recent service as President provides a valuable link between the management and operations of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business and strategy.
John M. Fowler was elected as a Director of the Company in 2005. Mr. Fowler, an attorney by training, has since 1998 been a private investor, financial consultant and adviser. From 1996 to 1998, Mr. Fowler was the Chief Financial Officer, Executive Vice President and Director of Moneygram Payment Systems, Inc. He also served as Chief Administrative Officer and Executive Vice President of then Travelers Group, Inc. (now Citigroup, Inc.) from 1986 to 1994. Mr. Fowler has served as General Counsel of the U.S. Department of Transportation, as a Director of Amtrak, as Chairman and Chief Executive Officer of Gulf Insurance Co., as a Director of Transatlantic Re (a reinsurance company), and as a Director of and Chairman of the Compensation Committee of Air Express International.
Mr. Fowler brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of finance, accounting, legal and executive compensation. His previous positions also afford him a wealth of experience in the operation and management of a public company in the financial services sector, as well as substantial experience in regulatory affairs and governmental relations.
Edward J. Grzybowski was elected as a Director of the Company on August 8, 2014. Mr. Grzybowski served as Chief Investment Officer of TIAA-CREF from March 2006 to March 2012, where he was responsible for setting investment strategy. He also served as Chairman of the Investment Management Committee of TIAA, the Investment Management Committee of CREF, was a voting member of the Asset Liability Committee of TIAA and the Risk Management Committee of TIAA, and served as a board member of the affiliated brokerage company. Mr. Grzybowski also serves on the Board of Directors of Financial Guaranty Insurance Company.
Mr. Grzybowski brings to the Board, among other skills and qualifications, significant investment experience in fixed income assets, equities and derivatives, along with significant experience and knowledge in the areas of strategic planning and agribusiness. Mr. Grzybowski also collaborated with the TIAA-CREF risk department in setting risk parameters for the various asset classes as well as companies and subsidiaries, and interfaced with representatives from assorted financial regulators. In addition, his previous positions afford him a unique insight into the institutional analysis of a public company in the financial services sector such as INTL FCStone Inc.
Daryl Henze was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. From November 2006 until the merger, he served as a Director of FCStone. He also served as the chairman of the audit committee of FCStone. Mr. Henze is a consultant in the area of finance and accounting. He spent 36 years with the accounting firm KPMG LLP before his retirement in 2001, including 28 years as an audit partner. Mr. Henze serves on the Board of Directors of Wellmark, Inc. and is Lead Director, Chairman of its Audit Committee, Chairman of its Governance Committee, and a member of its Human Resources and Finance Committees. Mr. Henze also serves on the Boards of two private companies. He is a former president of the Minnesota State University-Mankato Alumni Association, on the Board of Directors of the Minnesota State University-Mankato Foundation and Chairman of its Audit Committee, on the Iowa State University Foundation Board of Governors and a member of its Audit Committee, and is on the Iowa Society of CPA's Educational Foundation. He is a past president of the Iowa Society of Certified Public Accountants and served on the Iowa Accountancy Examining Board for nine years.
Mr. Henze brings to the Board, among other skills and qualifications, significant knowledge in the areas of finance, accounting, internal audit and Sarbanes-Oxley compliance. In addition, as a Board member of Wellmark, Inc., Mr. Henze is able to provide knowledge and insight into the insurance and employee benefits industry at a time when the Company's employee benefit costs are anticipated to be impacted by new health care and insurance requirements.
Bruce W. Krehbiel was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. From 1988 until the merger, he served as a Director of FCStone, including service as its Chairman and a member of its Board's Executive Committee. Mr. Krehbiel is the manager of Kanza Cooperative Association in Iuka, Kansas, and has worked for Kanza Cooperative Association since 1986. Mr. Krehbiel has held Director positions on the boards of the Midwest Chapter of the National Society of Accountants for Cooperatives, CenKan, LLC, and Agri-Business Benefit Group.
Mr. Krehbiel brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of accounting, risk management similar to a significant portion of the Company's existing customer base, and services sought by that customer base. In addition, as the former Chairman of the Board of FCStone, Mr. Krehbiel is able to provide knowledge, guidance and insight into the continuing integration of the multiple operations comprising the Company.
Sean M. O'Connor joined the Company in October 2002 as Chief Executive Officer and was appointed as President in October 2015. In December 2002, he was elected to the Board of Directors. From 1994 until 2002, Mr. O'Connor was Chief Executive Officer of Standard New York Securities, a division of Standard Bank. From 1999 until 2002, Mr. O'Connor also served as Executive Director of Standard Bank London, Ltd., a United Kingdom bank and subsidiary of the Standard Bank of South Africa.
The Board believes that Mr. O'Connor's strong leadership skills, extensive financial experience, and knowledge of the Company, its products and services is valuable to the Board. In 2002, Mr. O'Connor made a significant equity investment in the Company and since that time has led the Company and guided its successful strategy and growth. In addition to his other skills and qualifications, Mr. O'Connor's position as Chief Executive Officer and President serves as a valuable link between the management and vision of the Company and the Board of Directors, allowing the Board to perform its oversight role with the benefit of management's perspective on business, strategy and opportunities.
Eric Parthemore was elected as a Director of the Company on October 1, 2009, following the merger with FCStone. He had previously served as a Director of FCStone since 1996, as Vice Chairman of FCStone since January 2007, and as a member of its Board's Executive Committee. He served as the Secretary and Treasurer of FCStone until January 2007. Mr. Parthemore is the President and Chief Executive Officer of Heritage Cooperative, Inc. in West Mansfield, Ohio. He has held that position since September 2009 and had served in the same capacity with its predecessor company since 1996. Mr. Parthemore was appointed in January 2004 to serve on the Ohio Agricultural Commodity Advisory Commission by the Secretary of Agriculture in the State of Ohio and served on this Commission until 2015. In 2009 Mr. Parthemore was selected to serve on the National Grain Car Council of the Surface Transportation Board, an agency of the US Department of Transportation.
Mr. Parthemore brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of risk management similar to a significant portion of the Company's existing customer base, and services sought by that customer base. In addition, as the CEO of a large grain and supply cooperative involved in multiple mergers with similar organizations, Mr. Parthemore is able to provide knowledge, guidance and insight into successfully integrating the operations of multiple organizations at a time when the Company is also in the process of integrating multiple organizations.
John Radziwill was elected as a Director of the Company in 2002 and serves as Chairman of the Board. Mr. Radziwill is currently a Director of Goldcrown Group Limited, Oryx International Growth Fund Limited, Fifth Street Capital (BVI) and Netsurion LLC (formerly VendorSafe Technologies Inc.). In the past five years, he has also served as a Director of PingTone Communications, Inc., Baltimore Capital Plc, Lionheart Group, Inc., USA Micro Cap Value Co. Ltd, Acquisitor Plc and Acquisitor Holdings (Bermuda) Ltd. Mr. Radziwill is a member of the Bar of England and Wales.
Mr. Radziwill brings to the Board, among other skills and qualifications, significant management experience and knowledge in the areas of finance, accounting, and institutional investing, in particular in the small capitalization sector. In 2002, Mr. Radziwill, together with Mr. O'Connor and Mr. Branch, made a significant equity investment in the Company and, as an independent Director of the Company, has been closely involved in its development and growth. In addition, his background and current positions afford him the ability to bring an international perspective to the Board. This insight will be increasingly valuable as the Company continues to expand its international operations.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

THE BOARD OF DIRECTORS AND ITS COMMITTEES
The Company's Board of Directors is responsible for establishing broad corporate policies and for overseeing the overall management of the Company. In addition to considering various matters which require its approval, the Board of Directors provides advice and counsel to, and ultimately monitors the performance of, the Company's senior management.
There are four standing committees of the Board of Directors-the Audit Committee, the Compensation Committee, the Nominating & Governance Committee and the Risk Committee. Committee assignments are re-evaluated annually and approved during the Board meeting that follows the annual meeting of shareholders. The Board of Directors has adopted charters for all of its standing Committees. Copies of these charters can be found on the Company's website at www.intlfcstone.com.
During the fiscal year ended September 30, 2015, the Board of Directors held seven meetings. Each Director attended at least 75% of the total number of regular meetings of the Board. In addition, each Director attended at least 75% of the Board committee meetings of which he was a member in 2015.
The Company has adopted a formal policy regarding attendance by members of the Board of Directors at the Company's annual meeting of shareholders and at scheduled meetings of the Board of Directors. This policy is as follows:
Attendance of Directors at Meetings

The Board of Directors currently holds regularly scheduled meetings and calls for special meetings as necessary. Meetings of the Board may be held telephonically. Directors are expected to attend all Board meetings and meetings of the Committees of the Board on which they serve and to spend the time needed and meet as frequently as necessary to properly discharge their duties.
Directors are also expected to attend the annual meeting of shareholders. The Board believes that Director attendance at shareholder meetings is appropriate and can assist Directors in carrying out their duties. When Directors attend shareholder meetings, they are able to hear directly shareholder concerns regarding the Company. It is understood that special circumstances may occasionally prevent a Director from attending a meeting.
All of the Company's current Directors attended the 2015 annual meeting of the shareholders on February 26, 2015.
Audit Committee
The Audit Committee meets at least quarterly with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, select and engage the independent accountants, assess the adequacy of the Company's staff, management performance and procedures in connection with financial controls and receive and consider the accountants' comments on the Company's internal controls. The members of the Audit Committee during the 2015 fiscal year were: Daryl Henze (Chairman), Bruce Krehbiel and Edward Grzybowski. The Audit Committee met eight times during the 2015 fiscal year.
The Board has determined that at least one member of the Audit Committee who served during the Company's 2015 fiscal year, namely the Chairman of the Committee, Mr. Henze, is an "audit committee financial expert" within the meaning of Item 407(d)(5) of SEC Regulation S-K.
Compensation Committee
The Compensation Committee makes determinations concerning salaries and incentive compensation and otherwise determines compensation levels for the Company's executive officers and other key employees and performs such other functions regarding compensation as the Board may delegate. The members of the Compensation Committee during the 2015 fiscal year were: John M. Fowler (Chairman), John Radziwill and Eric Parthemore. The Compensation Committee met five times during the 2015 fiscal year.
Risk Committee
The Risk Committee meets at least quarterly to oversee the Company's risk management processes. This includes working with management to determine and assess the Company's philosophy and strategy towards risk management and mitigation. Management is responsible for the day-to-day management of risk under the direction of the Chief Risk Officer and the Risk department. Management and the Chief Risk Officer reports regularly to the Risk Committee on current and emerging risks and the Company's approach to avoiding and mitigating risk exposure. The Risk Committee reviews the Company's most significant risks and whether management, including the Risk department of the Company, is responding consistently within the Company's overall risk management and mitigation strategy. The members of the Risk Committee during the 2015 fiscal year were: Edward Grzybowski (Chairman), Daryl Henze and John Fowler. The Risk Committee met four times during the 2015 fiscal year.
Nominating & Governance Committee
The Nominating & Governance Committee reviews and evaluates the effectiveness of the Company's executive development and succession planning processes, and also provides active leadership and oversight of these processes. Additionally, the Nominating & Governance Committee evaluates and recommends nominees for membership on the Company's Board of Directors and its committees and develops and recommends to the Board a set of effective corporate governance policies and procedures.
The members of the Nominating & Governance Committee during the 2015 fiscal year were: Eric Parthemore (Chairman), John M. Fowler and Bruce Krehbiel. The Committee met ten times during the 2015 fiscal year.
In September 2005, the Board of Directors adopted a formal policy concerning shareholder recommendations for candidates as nominees to the Board of Directors. The policy has been incorporated into the charter of the Nominating & Governance Committee which is posted on the Company's website. The policy is as follows:
The Nominating & Governance Committee is charged with recommending to the entire board a slate of Director nominees for election at each annual meeting of the shareholders. Candidates for Director nominees are selected for their character, judgment and business experience.
The Committee will consider recommendations from the Company's shareholders when establishing the slate of Director nominees to be submitted to the entire Board. Such recommendations will be evaluated by the Committee using the same process and criteria that are used for recommendations received from Directors and executive officers. The Committee will consider issues of diversity, experience, skills, familiarity with ethical and corporate governance issues which the Company faces in the current environment, and other relevant factors. The Committee will make these determinations in the context of the perceived needs of the Company at the time.
Procedures by which Shareholders may submit Nominees for Director
For a shareholder to recommend a Director nominee to the Committee, the shareholder should send the recommendation to the Chairman of the Nominating & Governance Committee, c/o Corporate Secretary, INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116. The recommendation should include (a) the name, address and telephone number of the potential nominee; (b) a statement regarding the potential nominee's background, experience, expertise and qualifications; (c) a signed statement from the potential nominee confirming his or her willingness and ability to serve as a Director and abide by the corporate governance policies of the Company (including its Code of Ethics) and his or her availability for a personal interview with the Committee; and (d) evidence establishing that the person making the recommendation is a shareholder of the Company.
Recommendations which comply with the foregoing procedures and which are received by the Corporate Secretary before September 1 in any year will be forwarded to the Chairman of the Nominating & Governance Committee for review and consideration by the Committee for inclusion in the slate of Director nominees to be recommended to the entire Board for presentation at the annual meeting of shareholders in the following year. In evaluating Director nominees, the Nominating & Governance Committee considers the following factors:

•	the appropriate size of the Company's Board of Directors;

•	the needs of the Company with respect to the particular talents and experience of its Directors;

•
the knowledge, skills and experience of nominees, including experience in commodities and securities markets, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	familiarity with national and international business matters;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic injection of the fresh and diverse perspectives provided by new members.
The Nominating & Governance Committee's goal is to assemble a Board of Directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.
Other than the foregoing, there are no stated minimum criteria for Director nominees, although the Nominating & Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its shareholders. The Nominating & Governance Committee also believes that it is appropriate for certain key members of the Company's management to serve as Directors.
The Nominating & Governance Committee identifies nominees by first evaluating the current members of the Board of Directors who are willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company's business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating & Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating & Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating & Governance Committee and Board of Directors are polled for suggestions as to individuals meeting the criteria of the Nominating & Governance Committee. Research may also be performed to identify qualified individuals. In consideration of the growth of the Company and the expanded international scope of the Company, it is anticipated the Company will strive to increase the diversity on the Board of Directors in the future. To date, the Company has not engaged third parties to identify or evaluate potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary.
Shareholder Communications with Non-Management Members of the Board
The Company has adopted a formal process for shareholder communications with the independent members of the Board. The policy, which is available on the Company's website, www.intlfcstone.com, is as follows:
Interested parties are invited to communicate with the non-management members of the Board by sending correspondence to the non-management members of the Board of Directors, c/o Corporate Secretary, INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116 or via e-mail to board@intlfcstone.com.

The Corporate Secretary will review all such correspondence and forward to the non-management members of the Board a summary of all such correspondence received during the prior month and copies of all such correspondence that deals with the functions of the Board or committees thereof or that otherwise is determined to require attention of the non-management Directors. Non-management Directors may at any time review the log of all correspondence received by the Company that is addressed to the non-management members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters will immediately be brought to the attention of the Chairman of the Audit Committee.
Board Leadership
A substantial majority of the members of the Board of Directors (six of nine) are independent Directors. The four Board committees - Audit, Nominating and Governance, Compensation and Risk - are comprised solely of and chaired by independent Directors; and at each regularly scheduled Board meeting, the non-management Directors meet in executive session without management Directors. The position of Chairman of the Board is separated from Chief Executive Officer, and the Chairman of the Board position is held by an independent Director.
Board's Role of Risk Oversight
The Risk Committee meets at least quarterly to oversee the Company's risk management processes. This includes working with management to determine and assess the Company's philosophy and strategy towards risk management and mitigation. Management is responsible for the day-to-day management of risk under the direction of the Chief Risk Officer and the Risk department. Management and the Chief Risk Officer reports regularly to the Risk Committee on current and emerging risks and the Company's approach to avoiding and mitigating risk exposure. The Risk Committee reviews the Company's most significant risks and whether management, including the Risk department of the Company, is responding consistently within the Company's overall risk management and mitigation strategy.
The Compensation Committee of the Board monitors the compensation programs of the Company, including reviewing the relationship between the Company's risk management policies and practices and compensation arrangements. Credit losses and trading losses are considered in the calculation of variable compensation of executives and Company revenue producers, and negative balances in one period are carried forward to succeeding periods. The Company periodically changes or adapts its compensation policies to address the specific risk profile of each business unit.
Board and Committee Evaluation
The Nominating & Governance Committee annually reviews and evaluates the performance of the Board of Directors. The Committee surveys all Board members on multiple subject areas, and the survey results are used to evaluate the Board's contribution as a whole and its effectiveness with respect to particular subject areas. Particular attention is given to subject areas which the Committee or Board believes for any reason warrant further attention. The purpose of the review is to increase the effectiveness of the Board, and the results are reviewed with the full Board.
In addition, each committee conducts an annual self-evaluation through the use of a survey completed by the members of each committee. The committee self-evaluations review whether and how well each committee has performed the responsibilities in its charter, whether there are sufficient meetings covering the necessary topics, whether the meeting materials are effective, and other matters. As with the Board evaluation, particular attention is given to subject areas which the particular committee or Board believes for any reason warrant further attention.
Director Education
Continuing director education is provided in conjunction with regular Board meetings and focuses on topics necessary to enable the Board to effectively evaluate issues before the Board. The education takes the form of management and key staff presentations covering timely subjects and topics, along with in-depth reviews of key business units and geographic regions serviced by the Company and its subsidiaries.

BOARD MEMBER INDEPENDENCE
The Board of Directors annually determines the independence of Directors based upon a review conducted by the Nominating & Governance Committee and the Board. No Director is considered independent if he is an executive officer or employee of the Company or has a relationship which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Director.
The Board of Directors has determined that, in its judgment as of the date of this Proxy Statement, each of the Company's Directors, other than Sean O'Connor, Scott Branch and Paul Anderson, is an independent Director within the meaning of Rule

5600 of the NASDAQ Stock Exchange. Accordingly, all of the members of the Audit, Compensation, Risk and Nominating & Governance Committees are independent within the meaning of NASDAQ Rule 5600.

EXECUTIVE COMPENSATION -
COMPENSATION DISCUSSION AND ANALYSIS
This section contains a discussion of the Company's executive compensation program, including the objectives of the program, the policies underlying the program, the types of compensation provided by the program, and how the Company determined the compensation paid to each named executive officer.
Background
The Company's Compensation Committee has primary responsibility for the design and implementation of the Company's executive compensation program. The Committee directly determines the compensation for the Company's principal executive officers. The Committee receives recommendations from the Chief Executive Officer regarding the compensation of the President, the Chief Financial Officer, certain executive officers of the Company, certain executive officers of major subsidiaries, and supervises and reviews the compensation for the Company's other executive officers. The salaries for those officers are currently determined by one or more of the Company's principal executive officers.
The Compensation Committee has considered the results of the most recent shareholder advisory vote on executive compensation required by Section 14A of the Exchange Act in determining the Company's compensation policies and decisions. In this regard, at the Company's 2014 annual meeting, the shareholders voted on a non-binding resolution to approve the compensation awarded by the Company to the Company's named executive officers ("say-on-pay") as described in the Compensation Discussion & Analysis ("CD&A"), tabular disclosures, and other narrative executive compensation disclosures in the proxy statement for the 2014 annual meeting. At the 2014 annual meeting, approximately 93% of the votes on the say on pay proposal were voted in favor of the proposal. Based on this result, the Compensation Committee has concluded that the Company's shareholders generally support the principal elements of the compensation program adopted by the Compensation Committee. The Committee has relied in part on that conclusion in continuing the principal elements of the compensation program in 2015.
At the 2011 annual meeting, the shareholders voted on a non-binding resolution to determine whether the advisory shareholder vote on say-on-pay should occur every one, two or three years ("say-on-frequency"). Approximately 74% of the votes on the say-on-frequency proposal voted in favor of a vote every three years. Based upon the results of the say-on-pay frequency vote, the Board determined to hold the say-on-pay vote every three years. The next say-on-pay vote will be held at the 2017 annual meeting.
For the 2015 fiscal year, the five named executive officers were Sean M. O'Connor, who served as the Chief Executive Officer, Scott J. Branch, who served as the President, William J. Dunaway, who served as the Chief Financial Officer, Philip Smith, Chief Executive Officer of INTL FCStone Ltd and Xuong Nguyen, Chief Executive Officer of FCStone, LLC and Executive Vice President of the FCM Division of INTL FCStone Financial Inc., successor by merger to FCStone, LLC.
The Company designed its executive compensation program to reflect its vital need to attract and retain executives with specific skills and experience in the various businesses operated by the Company. In this regard, the success of these businesses is directly dependent on the ability of the Company's executives to generate operating income with an appropriate level of risk. The Company competes with larger and better capitalized companies for individuals with the required skills and experience. As a result, the Company must have a compensation program which provides its executives with a competitive level of compensation relative to the compensation available from the Company's competitors.
The Company also designed its executive compensation program to reward executives based on their contribution to the Company's success. The Compensation Committee believes that a compensation program which relies heavily on performance-based compensation will both maximize the efforts of the Company's executives and align the interests of executives with those of shareholders. This form of compensation also allows the Company to compete for talented individuals since it is common in the financial services industry.
During the 2015 fiscal year, the Compensation Committee retained the services of McLagan, a compensation consulting firm, to advise the Committee on compensation levels of the Company’s executive employees in relation to competitors in the financial industry; and to advise on adjustments to executive compensation packages with a view to including a long-term retention feature. McLagan confirmed the Committee’s evaluation that the Company’s executive compensation was modest in the financial industry, and while adequate in providing for base compensation and bonuses based upon the Company’s performance, the program lacked a long-term component. The Committee has determined that adding a long-term component will assist the Company in attracting and retaining senior executives, along with benefitting the shareholders of the Company by focusing the senior executives on the long-term performance of the Company. McLagan has assisted the Committee in updating the Company’s executive performance plan (See Proposal 3 - the INTL FCStone Inc. 2016 Executive Performance Plan) and in developing a new long-term incentive plan (See Proposal 4 - the INTL FCStone Inc. 2016 Long-Term Performance Incentive Plan). McLagan and its affiliates did not provide any other services to the Company or its affiliates during the last fiscal year.
Objectives of the Company's Executive Compensation Program
The Company's executive compensation program is designed to meet three principal objectives:
•to provide competitive levels of compensation to attract and retain talented executives,
•to provide compensation which reflects the contribution made by each executive to the Company's success, and
•to encourage long-term service to the Company by awarding equity-based compensation.
Attract and Retain Talented Employees
The Company's success depends on the leadership of senior executives and the skills and experience of its other executives. In order to attract and retain highly capable individuals, the Company needs to ensure that the Company's compensation program provides competitive levels of compensation. Therefore, the Compensation Committee seeks to provide executives with compensation that is similar to the compensation paid by other financial services firms.
Provide Compensation Based on Performance
The Company believes that its continued success requires it to reward individuals based upon their contribution to the Company's success. Accordingly, a substantial portion of each executive's compensation is in the form of bonuses, which are based on both objective and subjective criteria.
Encourage Long-Term Service through Equity Awards
The Company seeks to encourage long-term service by making equity awards to the Company's executives. In the case of the principal executive officers, the Compensation Committee has elected to award a portion of the executive's bonus in the form of restricted stock. In the case of other executives, the Compensation Committee offers the executives the right to receive a portion of their bonuses in the form of restricted stock.
What the Executive Compensation Program is Designed to Reward
By linking compensation opportunities to performance of the Company as a whole, the Company believes the Company's compensation program encourages and rewards:
•efforts by each executive to enhance firm-wide productivity and profitability
•entrepreneurial behavior by each executive to maximize long-term equity value in the interest of all shareholders
Elements of Compensation
The Company's executive compensation program provides for the following elements of compensation:
•base salary
•bonus under an established bonus plan with objective criteria
•discretionary bonus based on subjective criteria
•health insurance and similar benefits
Base Salary
The Company pays each executive officer an annual base salary to provide the executive with a predictable level of income and enable the executive to meet living expenses and financial commitments. The Compensation Committee views base salary as a way to provide a non-performance-based element of compensation that is certain and predictable. The Compensation Committee believes the base salaries paid to the Company's executive officers in 2015 were modest compared to other financial service firms.
The annual base salaries for Sean M. O'Connor and Scott J. Branch in 2015 were $400,000, unchanged since 2010. The annual base salary for William J. Dunaway was $275,000. The annual base salaries for Philip Smith and Xuong Nguyen were $324,105 and $325,000, respectively.
Executive Performance Plan

The Company adopted the current Executive Performance Plan (the “EPP”) in 2012 to provide bonuses to designated executives based upon objective criteria. The plan's structure satisfies the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code so that the compensation is deductible for federal income tax purposes. The EPP permits awards to be paid in cash, restricted stock or a combination of both.
The Company utilizes the EPP to reward the Company's four principal executive officers and four executive officers of wholly-owned subsidiaries. Bonuses paid under the EPP are objective and are based on criteria established by the Company in advance. The Compensation Committee's goal is to utilize bonuses under the EPP as the Company's principal tool for encouraging executives to maximize productivity and profitability. Awards under the plan provide executives with an incentive to focus on aspects of the Company's performance that the Compensation Committee believes are key to the Company's success.
The Compensation Committee administers the EPP and has responsibility for designations of eligible participants and establishing specific “performance targets” for each participant in the plan. The performance targets may be based on one or more of the following business criteria, or on any combination of these criteria:
•increase in share price
•adjusted return on equity
•control of fixed costs
•control of variable costs
•adjusted EBITDA growth
The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m).
With respect to adjusted return on equity and adjusted EBITDA growth, the plan generally requires that adjustments be made to return on equity or EBITDA, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

•	changes in accounting principles that become effective during the performance period;

•	extraordinary, unusual or infrequently occurring events reported in the Company's public filings, excluding early extinguishment of debt; and

•	the disposal of a business, in whole or in part.
The Committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards.
In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:
•gain or loss from all or certain claims and/or litigation and insurance recoveries;
•the impact of impairment of tangible or intangible assets;
•restructuring activities reported in the Company's public filings; and
•the impact of investments or acquisitions.
Each of these adjustments may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee when it establishes the performance targets. The Committee determines the adjustments in accordance with generally accepted accounting principles, unless the Committee designates another objective method of measurement. Finally, adjustments will be made as necessary to any business criteria related to the Company's stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.
Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum bonus for each fiscal year may not exceed $5,000,000 for any executive.
Over the five-year term of the plan, the maximum per participant amounts are thus $25,000,000 for each executive. Notwithstanding this overall maximum, the Committee has sole discretion to determine, pursuant to its “negative discretion,” whether to actually pay any of or the entire maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan's terms and any other written commitment authorized by the Committee. The Committee may also exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period.
Bonuses will be paid in either cash or a combination of cash and restricted stock on a basis to be established by the Committee. In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied.
If any portion of a bonus is payable in the form of restricted stock, then the restricted stock will be issued to the executive at a discount of 25% to the market value of the Company's common stock (determined as of the date that is 75 days following the end of the applicable performance period, or, if the committee has not determined the bonus by this date, 15 days after the amount of the bonus is determined and certified by the Committee). These shares of restricted stock will vest at the rate of one-third per year on each of the first, second and third anniversaries of the award, all as specified with greater particularity in an award agreement to be entered into in accordance with the Company's Restricted Stock Plan. In its discretion, the Committee may waive these provisions and elect to pay 100% of any bonus payable under the plan, regardless of amount, entirely in cash (for example, in the case of a participant who already holds a substantial number of shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any restricted stock award.
In the event sufficient shares are not available pursuant to the Restricted Stock Plan, then the entire bonus will be payable in cash.
The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).
Application of Executive Performance Plan in 2015
For 2015, the Compensation Committee selected Sean M. O'Connor, Scott J. Branch and William J. Dunaway to be participants in the Executive Performance Plan. Five additional executives, including Philip Smith, Chief Executive Officer of subsidiary INTL FCStone Ltd, and Xuong Nguyen, Chief Executive Officer of FCStone, LLC and Executive VP of INTL FCStone Financial Inc., are also participants in the Executive Performance Plan. The potential bonuses for the participants were based on the following two performance targets: adjusted return on equity and increase in share price. In establishing the adjusted return on equity performance targets for 2015, the Compensation Committee elected to establish the target at each level based upon a premium over the one-year U.S. Treasury Bill rate ("T" in the following table), to be calculated as the average daily rate over the fiscal year, and determined to be 0.2% for 2015. No bonus was to be earned under the Plan unless the adjusted return on equity for 2015 was at least 2.2%. Similarly, the Compensation Committee established the increase in share price minimum target at 8.0%. No bonus was to be earned under the Plan unless the share price increased by at least 8.0%.
The potential bonuses for Messrs. O'Connor and Branch based on these performance targets are set forth in the following table. The potential bonuses for Messrs. Dunaway, Smith and Nguyen were a pro-rata portion of these amounts, based upon targets established by the Compensation Committee.

Executive Performance Plan - Fiscal 2015
Performance Targets
	Adjusted Return on Equity		Increase in Share Price
Return on Equity Premium	Adjusted Return on Equity Target	Target Bonus	Increase in Share Price Target	Target Bonus	Total
	Less than T+2.0%	None	Less than 8.0%	None
T + 2% to 6%	2.2% to 6.2%	$400,000	8.0%	$50,000	$450,000
	For every additional 10 b.p., add	$6,250	For every additional 10 b.p., add	$2,500	$8,750
T + 8.0%	8.2%	$525,000	10.0%	$100,000	$625,000
	For every additional 10 b.p., add	$7,800	For every additional 10 b.p., add	$3,200	$11,000
T+10.5%	10.7%	$720,000	12.5%	$180,000	$900,000
	For every additional 10 b.p., add	$14,400	For every additional 10 b.p., add	$3,600	$18,000
T+13.0%	13.2%	$1,080,000	15.0%	$270,000	$1,350,000
	For every additional 10 b.p., add	$16,000	For every additional 10 b.p., add	$4,000	$20,000
T+15.5%	15.7%	$1,480,000	17.5%	$370,000	$1,850,000
	For every additional 10 b.p., add	$17,600	For every additional 10 b.p., add	$4,400	$22,000
T+18.0%	18.2%	$1,920,000	20.0%	$480,000	$2,400,000
	For every additional 10 b.p., add	$19,200	For every additional 10 b.p., add	$4,800	$24,000
T+20.5%	20.7%	$2,400,000	22.5%	$600,000	$3,000,000
	For every additional 10 b.p., add	$31,200	For every additional 10 b.p., add	$7,800	$39,000
Bonuses Earned under Executive Performance Plan for 2015
Based upon the Company's results for 2015, the amount of bonuses earned under the EPP by the five named executive officers were as follows:

Bonuses Earned under 2015 Executive Performance Plan
Name	Nominal Amount (1)	Cash Amount (2)	Restricted Shares (3)
			(#)	Value
Sean O'Connor	$1,956,160	$1,429,312	21,404	$702,479
Scott Branch	$1,956,160	$1,429,312	21,404	$702,479
William Dunaway	$978,080	$744,656	9,483	$311,232
Philip Smith	$1,173,696	$881,587	11,868	$389,508
Xuong Nguyen	$1,173,696	$881,587	11,868	$389,508
(1)    This column sets forth the nominal amount of the bonus earned by each executive under the plan in 2015. A portion of this amount was paid in the form of a cash bonus and the balance was paid in the form of restricted stock valued at a discount of 25% to the market value of the Company's common stock.
(2)    This column sets forth the cash amount earned by each executive under the plan in 2015. These amounts were paid in fiscal 2016.
(3)    This column sets forth the number of shares of restricted stock awarded to each executive and the value of the shares calculated in accordance with the Stock Compensation Topic of the Accounting Standards Codification. These shares vest over a period of three years. These shares were granted on December 14, 2015, and had a fair market value of $32.82 per share on the date of grant.

Discretionary Bonuses
The Company may award discretionary bonuses to its executives based on a subjective evaluation of the executive's performance and the overall performance of the Company. Such awards are independent of the Executive Performance Plan.
In 2015, the Compensation Committee did not award discretionary bonuses to the eight executive officers covered under the EPP.
Other Benefits
The Company provides medical, life insurance, disability and other similar benefits to executives and other employees. The Company intends these benefits to be generally competitive to help in the Company's efforts to recruit and retain talented executives. The Company's executives participate in these benefit programs on the same basis as all of the Company's other employees.
Additional Incentive Compensation
In December 2011, the Compensation Committee elected to award additional incentive compensation to certain executive officers, including the five named executive officers. The Committee made these awards in conjunction with its annual review of the compensation program for the Company's executive officers. During this review, the Committee noted that the Company had not granted stock options or similar long-term incentive compensation to the senior executives since 2008. The Committee determined that the Company should periodically make such awards to the senior executive officers to provide them with incentives based upon the long-term success of the Company. The awards consisted of stock options. No subsequent option awards have been made to the named executive officers.
Summary Compensation Table
The following table sets forth information concerning the compensation of the Company's (a) Principal Executive Officer, (b) Principal Financial Officer, and (c) the other three most highly compensated executive officers as specified by SEC rules (the “named executive officers”) for the 2015, 2014 and 2013 fiscal years.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Sean M. O'Connor Director and Chief Executive Officer	2015	400,000	—	240,002	—	1,429,312	11,250	2,080,564
	2014	400,000	310,000	126,670	—	310,000	10,937	1,157,607
	2013	400,000	405,000	93,332	—	—	10,937	909,269

Scott J. Branch Director, President	2015	400,000	—	240,002	—	1,429,312	11,250	2,080,564
	2014	400,000	310,000	126,670	—	310,000	10,937	1,157,607
	2013	400,000	405,000	93,332	—	—	10,937	909,269

William J. Dunaway Chief Financial Officer	2015	275,000	—	93,342	—	744,656	10,937	1,123,935
	2014	275,000	145,200	50,684	—	184,800	10,937	666,621
	2013	262,500	202,000	40,015	—	—	13,438	517,953

Philip Smith Chief Executive Officer of INTL FCStone Ltd	2015 (6)	324,105	—	152,002	—	881,587	32,410	1,390,104
	2014	314,761	247,042	80,007	—	214,958	31,476	888,244
	2013	—	—	—	—	—	—	—

Xuong Nguyen Chief Executive Officer of FCStone, LLC and Executive VP of INTL FCStone Financial Inc.	2015 (7)	325,000	—	93,342	—	881,587	11,250	1,311,179
	2014	—	—	—	—	—	—	—
	2013	—	—	—	—	—	—	—
(1)    The amounts in this column reflect discretionary cash bonuses awarded to the executive officers for services rendered in each fiscal year. In each case these cash bonuses were paid in the following fiscal year.

(2)    Stock awards in this column are reported at the aggregate grant date fair value in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 14 in the Company's consolidated financial statements for the fiscal year ended September 30, 2015, as set forth in the Company's Form 10-K for the 2015 fiscal year.
(3)    No options awarded.
    (4)    The amounts in this column reflect cash bonuses earned by each executive officer in each fiscal year under the Executive Performance Plan. In each case, these bonuses were paid in the following fiscal year.
(5)    The amounts in this column represent the dollar amount of matching contributions made by the Company. In the case of Messrs. O'Connor, Branch, Dunaway and Nguyen, the amounts represent matching contributions under the Company's 401(k) plan in fiscal years 2015, 2014 and 2013. In the case of Mr. Smith, the amount represents contributions into his U.K. pension plan. The variation between fiscal year matching contributions and calendar year contribution limits is due to contributions made during a fiscal year's first quarter which act as a contribution catch-up for the corresponding calendar year. For 2013, the matching contributions made by the Company under its 401(k) plan for each officer was $10,937, except for Mr. Dunaway, who had additional matching contributions during fiscal year 2013 for calendar year 2012.
(6)    Mr. Smith became a named executive officer of the Company as of October 1, 2013 and is a member of the Company's Executive Committee.
(7)    Mr. Nguyen became a named executive officer of the Company as of October 1, 2014 and is a member of the Company's Executive Committee.
Grants of Plan Based Awards - 2015
The following table sets forth information on plan based awards granted in the 2015 fiscal year to each of the Company's named executive officers. There can be no assurance that the amounts disclosed below will ever be realized. The amount of these equity awards that were granted, and the amount of the non-equity awards that were earned in 2015, are shown in the Summary Compensation Table on page 18.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards		Estimated Future Payouts Under Equity Incentive Plan Awards		All other Stock Awards:	All Other Option Awards:
							Number of Shares of Stock or Units(#)(2)	Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Approval Date	Target ($)	Maximum ($) (1)	Target ($)	Maximum ($)
Sean M. O'Connor	12/14/2014	12/14/2014		5,000,000			13,072			240,002
Scott J. Branch	12/14/2014	12/14/2014		5,000,000			13,072			240,002
William J. Dunaway	12/14/2014	12/14/2014		5,000,000			5,084			93,342
Philip Smith	12/14/2014	12/14/2014		5,000,000			8,279			152,002
Xuong Nguyen	12/14/2014	12/14/2014		5,000,000			5,084			93,342
(1)    The information in this column sets forth the maximum amount that could have been paid to each named executive officer under the Company's Executive Performance Plan for the year ended September 30, 2015. The potential payment under the plan for each named executive officer ranged from none to the maximum amount specified in the table, depending upon the achievement of the performance criteria for 2015. These criteria are described in the section entitled “Application of Executive Performance Plan in 2015” above.
(2)    The information in this column consists of restricted shares issued in fiscal year 2015 under the Executive Performance Plan and under the Company's Restricted Stock Plan with respect to services rendered in fiscal year 2014.
Outstanding Equity Awards at Fiscal Year-End - 2015
The following table sets forth all outstanding equity awards held by the named executive officers as of September 30, 2015.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (5)

Sean M. O'Connor		200,000	25.91	12/16/2021	3,816 (1)	94,217
					4,358 (2)	107,599
					2,057 (3)	50,787
					8,714 (4)	215,148

Scott J. Branch		200,000	25.91	12/16/2021	3,816 (1)	94,217
					4,358 (2)	107,599
					2,057 (3)	50,787
					8,714 (4)	215,148

William J. Dunaway	9,735		18.64	6/13/2016	1,577 (1)	38,936
	13,275		54.23	3/16/2017	1,695 (2)	41,850
		80,000	25.91	12/16/2021	823 (3)	20,320
					3,389 (4)	83,675

Philip Smith		80,000	25.91	12/16/2021	2,556 (1)	63,108
					2,760 (2)	68,144
					1,299 (3)	32,072
					5,519 (4)	136,264

Xuong Nguyen		80,000	25.91	12/16/2021	1,577 (1)	38,936
					1,695 (2)	41,850
					823 (3)	20,320
					3,389 (4)	83,675
(1)    These shares vested on December 14, 2015.
(2)    These shares vested on December 15, 2015.
(3)    These shares vest on December 14, 2016.
(4)    These shares vest equally on December 15, 2016 and 2017.
(5)    Based on the closing price of the Company's common stock on September 30, 2015.
Options Exercised and Stock Vested- 2015 Fiscal Year
The following table sets forth the number of shares of common stock acquired during 2015 by each named executive officer upon the exercise of options or through the vesting of restricted stock.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Sean M. O'Connor	80,000	843,840 (1)	9,798	186,064
Scott J. Branch	—	—	9,798	186,064
William J. Dunaway	—	—	4,025	76,435
Philip Smith	35,315	369,042 (2)	5,003	95,007
Xuong Nguyen	—	—	4,025	76,435
(1)    These amounts reflect the exercise of 80,000 options at an exercise price of $7.282 per share.
(2)    These amounts reflect the exercise of 35,315 options at an exercise price of $6.62 per share.
Pension Plans

On September 30, 2009, the Company assumed the FCStone qualified noncontributory defined benefit pension plan in connection with the acquisition of FCStone. The plan was frozen to new employees prior to the acquisition. Additionally, prior to the acquisition, the plan was amended to freeze all future benefit accruals, and accordingly no additional benefits accrue for active participants under the plan. The Company's funding policy as it relates to this plan is to fund amounts that are intended to provide for benefits attributed to service to date. Mr. Dunaway is the only named executive officer who is a participant in the plan.
The table below shows the actuarial present value of accumulated benefits payable to Mr. Dunaway, determined using interest rate and mortality rate assumptions consistent with those used in the Company's consolidated financial statements, the number of years of service credited to Mr. Dunaway under the plan, and the payments made during the 2015 fiscal year to Mr. Dunaway.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
William J. Dunaway	Qualified noncontributory defined benefit plan	8	62,620	—
Nonqualified Deferred Compensation
On September 30, 2009, the Company assumed the obligations of FCStone under a mutual commitment compensation plan for Mr. Dunaway.
The following table sets forth information with respect to Mr. Dunaway concerning contributions, earnings and distributions under the former FCStone plans in the 2015 fiscal year, as well as the fiscal year-end balances as of September 30, 2015.

Name	Plan Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)

William J. Dunaway	Mutual Commitment Compensation Plan			5	17,079	17,084
Mutual Commitment Compensation Plan. Under the FCStone mutual commitment compensation plan, participants are eligible to receive deferred compensation awards. Deferred compensation is credited to the participant within 60 days after the end of each fiscal year in an amount targeted to equal a percentage of the participant's annual base salary for such fiscal year. Each contribution to the plan vests after five years. Mr. Dunaway is the only named executive officer who participated in the plan. Mr. Dunaway is no longer an active participant in the plan, as such no awards were made to Mr. Dunaway under the plan in 2015. If Mr. Dunaway leaves the Company due to his total disability, death or retirement, and he is not in violation of his employment agreement, his deferred compensation will continue to vest. If Mr. Dunaway leaves the Company for any other reason, he will be entitled only to the vested portion of his deferred compensation and will lose the right to any unvested amounts.
Employment Agreements
The Company has not entered into employment agreements with Messrs. O'Connor, Branch, Dunaway and Smith.
Employment Agreement with Xuong Nguyen
The employment agreement for Xuong Nguyen is an at-will employment agreement and may be terminated at any time by either the Company or Mr. Nguyen.
Under the agreement, Mr. Nguyen is entitled to an annual base salary. The 2015 base salary for Mr. Nguyen was $325,000.
Under the agreement, Mr. Nguyen is entitled to an annual bonus in an amount to be determined by the Compensation Committee, in accordance with the Executive Performance Plan, and to participate in all benefit plans generally available to other senior executives.
The agreement prohibits Mr. Nguyen from soliciting any customers and employees of the Company during the 12 months immediately following any termination of his employment.
The agreement provides that Mr. Nguyen is entitled to receive severance in the event of the termination of his employment. In the event of termination for cause or voluntary resignation, he is entitled to payment for any unpaid base annual salary and benefits through the termination date. In the event of termination without cause, Mr. Nguyen is entitled to payment of his base salary for nine months after the termination date.
If Mr. Nguyen had been terminated by the Company without cause as of September 30, 2015, he would have been entitled to a termination payment in the amount of $243,750. These amounts would be payable in a lump sum.
The Company reserves the right to make additional payments to terminated employees if the Company determines that such payments are in the Company's best interests. The Company also has the right to fully vest executives in their equity awards upon retirement and in certain other termination of services circumstances.
Potential Payments upon Change of Control
Messrs. O'Connor, Branch, Dunaway, Smith and Nguyen are not entitled to any benefits, including acceleration of equity awards, upon a change in control of the Company.

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on our review and discussion with management, the Compensation Committee recommended to the Board of Directors, and the Board has approved, that the Compensation Discussion and Analysis be included in the Proxy Statement.
THE COMPENSATION COMMITTEE
John M. Fowler, Chairman
Eric Parthemore
John Radziwill
The Compensation Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

DIRECTOR COMPENSATION
The Board of Directors has retained the oversight of Director compensation and has not delegated that function to any of its committees. The Board periodically reviews its non-executive Director compensation to determine if any adjustments are necessary for the Company to attract and retain qualified Directors.
For the 2015 fiscal year, the Company's non-executive Directors received the following amounts:

•	$70,000 per year for service as a Director.

•	$28,000 per year for service as chairman of the Board.

•	$10,000 per year for service as chairperson of the Audit Committee.

•	$5,000 per year for service as chairperson of the Compensation Committee.

•	$5,000 per year for service as chairperson of the Nominating & Governance Committee.

•	$5,000 per year for service as chairperson of the Risk Committee.

•	A grant of restricted stock having a fair value of $30,000.
The compensation to be paid to the Company's non-executive Directors for the 2016 fiscal year is expected to be the same as for 2015.
No Director who serves as an employee of the Company receives compensation for services rendered as a Director.
The Company reimburses non-executive Directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee of the Board of Directors. In addition, all non-executive Directors are reimbursed for out-of-pocket expenses incurred in the performance of their services for the Company. The Company also extends coverage to Directors under the Company's directors' and officers' indemnity insurance policies.

During the 2015 fiscal year, each non-executive Director was given the option to participate in the Company's restricted stock program which operates in conjunction with the Restricted Stock Plan. Five of the non-executive Directors, Messrs. Fowler, Henze, Krehbiel, Parthemore and Radziwill, elected to participate fully in fiscal 2015. Participants in the Restricted Stock Plan were allowed to choose the percentage (10%, 20% or 30%) of their compensation payable to them to be exchanged for shares of restricted stock.
The following chart summarizes the 2015 compensation for the Company's non-executive Directors for the fiscal year ended September 30, 2015.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1) (2)	All Other Compensation ($)	Total ($)

Paul G. Anderson	70,000	30,000		100,000
John M. Fowler	52,500	60,026		112,526
Edward J. Grzybowski	74,079	46,767		120,846
Daryl Henze	60,000	56,713		116,713
Bruce Krehbiel	51,052	59,203		110,255
Eric Parthemore	52,500	60,026		112,526
John Radziwill	68,600	69,231		137,831
(1)    The amounts in this column represent the fair value of restricted stock awards granted to each non-executive Director in fiscal 2015. Fair value is calculated using the closing price of the Company's stock on the date of grant. For additional information, refer to Note 14 to the Company's consolidated financial statements for the fiscal year ended September 30, 2015, set forth in the Company's Form 10-K for the 2015 fiscal year. These amounts reflect the Company's accounting expense for these awards, and do not correspond to the actual value that will be recognized by the named Directors. All non-executive Directors are eligible to participate in the Company's restricted stock program which operates in conjunction with the Restricted Stock Plan. Each non-executive Director may exchange a portion of his Director's fees for shares of restricted stock valued at a discount of 25% to the fair market value on the date of grant.
(2)    As of September 30, 2015, the number of shares underlying outstanding stock options and restricted stock held by each of our non-executive Directors were as follows:

Name	Aggregate Number of Shares Underlying Outstanding Stock Options	Aggregate Number of Shares Underlying Outstanding Restricted Stock

Paul G. Anderson	136,752	2,397
John M. Fowler	—	5,634
Edward J. Grzybowski	—	2,020
Daryl Henze	2,728	5,316
Bruce Krehbiel	24,927	5,502
Eric Parthemore	8,960	5,616
John Radziwill	—	6,519

Compensation Committee Interlocks and Insider Participation
During our 2015 fiscal year, the members of the Compensation Committee were John M. Fowler (Chairman), Eric Parthemore and John Radziwill. None of the members of our Compensation Committee is currently a company officer or employee, nor have any members of our Compensation Committee ever been an officer or employee of the Company. There are no Compensation Committee interlocks and no insider participation in compensation decisions that are required to be reported under the SEC's rules and regulations.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
Shareholders are being asked to ratify and approve the appointment of KPMG LLP (“KPMG”) as our independent registered public accounting firm for the 2016 fiscal year. After distributing competitive requests for proposal and evaluating four submissions, the appointment of KPMG was made by the Audit Committee of our Board of Directors. KPMG has served as the Company's independent accounting firm since fiscal year 2010, and served as the independent accounting firm of FCStone Group,

Inc. and its predecessor firm since 1980. In connection with the audit of our 2016 fiscal year consolidated financial statements, the Company entered into an engagement agreement with KPMG which sets forth the terms by which KPMG will perform audit services for the Company. That agreement is subject to alternative dispute resolution procedures. The ratification and approval by shareholders of the appointment of KPMG effectively would also be a ratification of that agreement.
Audit services provided by KPMG for our 2015 fiscal year included the audit of the consolidated financial statements of the Company and its subsidiaries and services related to our periodic filings with the SEC. The services provided by KPMG are more fully described in this proxy statement under the captions “Audit Committee Report” and “Independent Auditor Fees.”
Representatives of KPMG are expected to be present at the 2016 annual meeting (either in person or by teleconference), will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
Shareholder ratification of the appointment of KPMG as the Company's independent registered public accountants is not required by the Company's bylaws or otherwise. However, the Board is submitting the appointment of KPMG to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm. Even if the appointment is ratified, the Audit Committee in its discretion may appoint a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its shareholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT
Audit Committee Report
The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. The Company's independent registered public accountants are responsible for auditing the Company's consolidated financial statements and expressing an opinion as to their conformity to accounting principles generally accepted in the United States.
The Audit Committee operates under a written charter approved by the Board, a copy of which may be found on the Company's website, www.intlfcstone.com. The Charter provides, among other things, that the Audit Committee has full authority to engage the independent auditor, independent advisors, and consultants.
In the performance of its oversight function, the Audit Committee has reviewed and discussed with management and the independent accountants the Company's audited consolidated financial statements. The Audit Committee has reviewed and discussed with KPMG the matters required to be discussed with Auditing Standard No. 16, "Communication with Audit Committees." This review included a discussion with management and the independent auditor of the quality (not merely the acceptability) of the Company's accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in the Company's consolidated financial statements, including the disclosures relating to critical accounting policies. In addition, the Audit Committee has received from the independent accountants the written disclosures and letter required by the applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, has discussed with the independent accountants their independence from the Company and its management, and has considered whether the independent accountants' provision of non-audit services to the Company is compatible with maintaining the accountants' independence.
The Audit Committee discussed with the Company's independent accountants the overall scope and plans for their audits. The Audit Committee met with the independent accountants, with and without management present, to discuss the results of their audits, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. In addition, the Audit Committee met with the Chief Executive Officer and Chief Financial Officer of the Company to discuss the processes that they have undertaken to evaluate the accuracy and fair presentation of the Company's consolidated financial statements and the effectiveness of the Company's systems of disclosure controls, including the clarity of the disclosures, and procedures and internal control over financial reporting. Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2015 for filing with the Securities and Exchange Commission and appointed KPMG LLP to serve as the Company's independent auditors for 2016.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Daryl Henze (Chairman)
Bruce Krehbiel
Ed Grzybowski
The Audit Committee report in this proxy statement shall not be deemed incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Independent Auditor Fees
KPMG, the Company's independent registered public accountants for the fiscal years ending September 30, 2015 and 2014, performed the review of each of the Company's quarterly reports for the 2015 and 2014 fiscal years and the audit of the Company's consolidated financial statements for the years ended September 30, 2015 and 2014.
The following table sets forth information regarding fees for professional services rendered by KPMG with respect to the 2015 and 2014 fiscal years.

	Fiscal Year 2015	Fiscal Year 2014
Audit Fees (1)	$2,571,232	$2,172,280
Audit Related Fees	$—	$—
Tax Fees	$10,492	$4,481
All Other Fees	$7,582	$8,119

Total	$2,589,306	$2,184,880
(1)    Audit Fees consist of fees billed, or expected to be billed, for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services normally provided in connection with statutory and regulatory filings or engagements.
The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the Company's independent auditor. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. During the 2015 fiscal year, 100% of the audit and non-audit services were pre-approved by the Audit Committee.

PROPOSAL 3 - APPROVAL OF THE 2016 EXECUTIVE PERFORMANCE PLAN
The Board of Directors and the Compensation Committee have approved a revised performance-based plan for executive officers and other key employees or officers who are, or in the opinion of the committee may become, executive officers. The new plan is intended to replace the 2012 Executive Performance Plan.
The full text of the performance plan is set forth in Appendix A to this proxy statement.
The purpose of the performance plan is to promote the success of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company's ability to deduct that compensation. The plan is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations. Section 162(m) requires that the certain material terms of the plan, including the eligibility, business criteria and maximum amounts payable, be approved by the Company's shareholders. The plan permits awards to be paid in cash and/or restricted stock.
The Compensation Committee will administer the plan and is charged with responsibility for designating eligible participants and establishing specific "performance targets" for each participant in the plan. The performance targets may be based on one or more of the following business criteria (which are defined in Section 2 of the plan), or on any combination thereof, on a consolidated basis:

•	increase in share price

•	adjusted return on equity

•	control of fixed costs

•	control of variable costs

•	adjusted EBITDA growth

The targets must be established while the performance relative to the target remains substantially uncertain within the meaning of Section 162(m). The performance measurement periods are typically a single fiscal year, but may include more than one fiscal year, from October 1, 2015 through September 30, 2020.
With respect to adjusted return on equity and adjusted EBITDA growth, the plan generally requires that adjustments be made to return on equity or EBITDA, as the case may be, when determining whether the applicable performance targets have been met, so as to eliminate, in whole or in part, in any manner specified by the Committee at the time the performance targets are established, the gain, loss, income and/or expense resulting from the following items:

•	changes in accounting principles that become effective during the performance period;

•	extraordinary, unusual or infrequently occurring events reported in the Company's public filings, excluding early extinguishment of debt, and

•	the disposition of a business, in whole or in part.

The Committee may, however, provide at the time the performance targets are established that one or more of these adjustments will not be made as to a specific award or awards.
In addition, the Committee may determine at the time the goals are established that other adjustments will be made under the selected business criteria and applicable performance targets to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following:

•	gain or loss from all or certain claims and/or litigation and insurance recoveries,

•	the impact of impairment of tangible or intangible assets,

•	restructuring activities reported in the Company's public filings, and

•	the impact of investments or acquisitions.

Each of these adjustments may relate to the Company as a whole or any part of the Company's business or operations, as determined by the Committee at the time the performance targets are established. The adjustments are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee. Finally, adjustments will be made as necessary to any business criteria related to the Company's stock to reflect changes in corporate capitalization, such as stock splits and certain reorganizations.
It is contemplated that the Committee will establish specific annual performance targets that must be met in order for annual bonuses to be paid under the plan to executive officers subject to Section 162(m). Concurrently with the selection of performance targets, the Committee must establish an objective formula or standard for calculating the maximum bonus payable to each participating executive officer. Under the plan, the maximum bonus for each fiscal year may not exceed $5,000,000 for any executive.
Over the five-year term of the plan, the maximum per participant amounts are thus $25,000,000 for each executive. Notwithstanding this overall maximum, the Committee has sole discretion to determine, pursuant to its "negative discretion," whether to actually pay any or all of the maximum permissible bonus or to defer payment or vesting of any bonus, subject in each case to the plan's terms and any other written commitment authorized by the Committee. The Committee is also authorized to exercise its negative discretion by establishing additional conditions and terms of payment of bonuses, including the achievement of other financial, strategic or individual goals, which may be objective or subjective, as it deems appropriate. Although the Committee may waive these additional conditions and terms, it may not waive the basic performance target as to the business criterion chosen for any particular period.
Bonuses will be paid in either cash or a combination of cash and restricted stock on a basis to be established by the Committee. In general, restricted stock is a grant of stock that is subject to forfeiture if specified vesting requirements are not satisfied.
If any portion of a bonus is payable in the form of restricted stock, then the restricted stock will be issued to the executive at a discount of 25% to the market value of the Company's common stock (determined as of the close of the stock trading day prior to the day on which the Committee approves the bonus). These shares of restricted stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an award agreement to be entered into in accordance with the proposed Restricted Stock Plan. In its discretion, the Committee may waive these provisions and elect to pay 100% of any bonus payable under the plan, regardless of amount, entirely in cash (for example, in the case of a participant who already holds a substantial number of shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any restricted stock award.
In the event sufficient shares are not available pursuant to the Restricted Stock Plan, then the entire bonus will be payable in cash.
The maximum number of restricted shares that may be granted to any one participant during the five-year term of the performance plan is 40,000 shares per year, subject to stock splits and certain other changes in corporate capitalization.
At the option of the Committee, a participant may be granted the right to elect to exchange all or a portion of the shares of the restricted stock award for options to acquire shares of the Company's common stock pursuant to and in accordance with the Company's Stock Option Plan (the “substitute options”). The substitute options will have such terms as may be approved by the Committee, subject to the terms of the Company's Stock Option Plan. The Committee is not allowing an exchange of restricted stock for options at this time.
The Company is separately requesting shareholders to approve the adoption of the proposed 2016 Long-Term Performance Incentive Plan. The terms of the 2016 Long-Term Performance Incentive Plan are described in Proposal 4 in this proxy statement.
The performance plan may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).
Other Compensation
The performance plan is not exclusive. The Company may pay cash and other bonuses and other compensation to certain named officers and other officers under other authority of the Board of Directors or applicable law.
If the performance plan is not approved by the Company's shareholders, the Company currently contemplates that any bonuses for fiscal year 2016 for named executive officers would be made pursuant to the terms of the 2012 Executive Performance Plan.
Recommendation of the Board of Directors
The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company's executive performance plan to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet Section 162(m) standards in appropriate cases. The Board believes that the performance plan provides important incentives that complement the Company's existing policies and other plans in linking significant portions of executive compensation to the Company's performance. The plan also serves the Company's interests by granting the Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive's annual bonus within the maximum limits imposed.
Changes from the 2012 Executive Performance Plan
The 2016 Executive Performance Plan is substantially similar to the Company's 2012 Executive Performance. The principal differences are as follows:

•	The 2016 Plan has the same five business criteria as the 2012 plan, although the bonus may be based on any one of the criteria rather than a combination of any two or more of the criteria.

•
The 2016 Plan establishes the pricing date of the Restricted Stock as the close of the stock trading day prior to the day on which the Compensation Committee approves any bonus. The 2012 established the pricing date of the Restricted as the date that is 75 days following the end of the applicable performance period, or, if later, 15 days after the amount of the Bonus is determined and certified by the Compensation Committee.

The Board believes that these changes will make the 2016 Plan operate in a more consistent manner, while providing the Compensation Committee with additional discretion in the establishing the form of compensation that can be earned under the Plan.

FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE 2016 EXECUTIVE PERFORMANCE PLAN.

PROPOSAL 4 - APPROVAL OF THE 2016 LONG-TERM PERFORMANCE INCENTIVE PLAN
The Board of Directors and the Compensation Committee (the "Committee") have approved a long-term performance incentive plan (“LTIP”) for executive officers and other key employees or officers who are, or in the opinion of the Committee may become, executive officers. This follows the engagement by the Committee of McLagan, a compensation consulting firm, to advise the Committee on compensation levels of the Company's executive employees in relation to competitors in the financial industry; and to advise on adjustments to executive compensation packages with a view to including a long term retention feature.
The full text of the LTIP is set forth in Appendix B to this proxy statement.
The purpose of the LTIP is to promote the interests of the Company by enabling the Company to provide participating executives with appropriate incentives to encourage them to continue in the employment of the Company and to promote the Company’s long-term growth, stability and profitability. It is intended that the LTIP will assist the Company in balancing risk and financial results in a manner that does not encourage participating executives to expose the Company to imprudent risks. Furthermore, since the LTIP has longer-term performance periods with payouts linked to future performance in certain key business criteria, the Committee views the LTIP separately from annual compensation to the participating executives.
The LTIP is also structured to promote the interests of the Company by providing performance incentives in a manner that preserves, for tax purposes, the Company's ability to deduct that compensation. The LTIP is structured to satisfy the requirements for performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code and related IRS regulations. Section 162(m) requires that the certain material terms of the LTIP, including the eligibility, business criteria and maximum amounts payable, be approved by the Company's shareholders. The LTIP establishes that awards are to be paid in cash.
The Compensation Committee will administer the LTIP and is charged with the discretion and responsibility for designating eligible participants and establishing specific "performance measures" for each participant in the LTIP. The performance measures may be based on one or more of the following business criteria, or on any combination thereof, on a consolidated basis:

•	return on equity

•	EBITDA growth

•	return on common equity

•	total shareholder return

•	market price of the Company’s common stock or the market price, face amount or discounted value of other debt or equity securities

•	book value per share

•	tangible book value per share

•	earnings per share

•	net income

•	pre-tax operating income

•	net revenues

•	pre-tax earnings

•	debt -to-equity ratio
The measures must be established while the performance relative to the measure remains substantially uncertain within the meaning of Section 162(m). The performance periods are expected typically to be five fiscal years, but may be a longer or shorter period of time.
The amounts to be paid under the LTIP may vary based on, be indexed to, or be conditioned all or in part on, the satisfaction of one or more of the performance measures, which performance measures may relate to such measures or combination of measures of individual performance and/or the Company’s performance (including, without limitation, any divisional, business unit or other performance) as the Committee deems appropriate at the time the performance measures are established. The performance measures may be absolute or relative, and may include, without limitation, risk-based adjustments or adjustments for items that are unusual in nature or infrequent in occurrence. The adjustments as determined by the Committee are to be determined in accordance with generally accepted accounting principles, unless another objective method of measurement is designated by the Committee.
Concurrently with the selection of performance measures, the Committee must establish an objective formula or standard for calculating the amount payable to each participating executive officer, including the calculation of a maximum amount. In any fiscal year, the maximum amount payable under the LTIP, together with the maximum bonus payable in such fiscal year, may not exceed the amount stated as the “Maximum Individual Bonus” under the INTL FCStone Inc. 2016 Executive Performance Plan.
Subject to approval by shareholders of the LTIP, the Committee has made awards to participating executive officers, effective October 1, 2015, equal to 100% of their respective base salaries, with an award period of five fiscal years and a payout amount at the end of the award period that is dependent on an annual interest factor and the Company's average return on Equity ("ROE") over the award period.
The LTIP awards will be calculated in three steps, as follows:

•
Step 1: The Committee determines the LTIP award’s initial notional value based upon the participating executive’s roles and responsibilities in the Company’s performance and the executive’s ability to impact future performance.

•
Step 2: On an annual basis, the LTIP award’s notional value is increased by an earnings factor (“Interest”) equal to the higher of (a) the Company’s effective borrowing rate for a given year, or (b) the Company’s return on equity (“ROE”), provided that if the amount determined under (a) or (b) is determined to be a percentage that is below 3%, then the Interest shall be 3%, and provided further that if the amount determined under (a) or (b) is determined to be a percentage that is above 15%, then the Interest shall be 15%.

•
Step 3: The LTIP award will be either increased or decreased by a Performance Adjustment factor. The amount of increase or decrease, if any, in the award due to the Performance Adjustment will be equal to the total amount of the Award at expiration of a predetermined award period, including all accrued Interest, multiplied by a percentage tied, for the currently proposed award, to the average ROE over the award period, as established within the following table:

Average ROE† p.a. over Award Period	% Payout of Award plus Interest
0%*	0%
1%*	25%
2%*	45%
3%*	60%
4%*	70%
5% to 10%	75 to 100%, ratably
10% to 15%	100% to 125%, ratably

† For the purposes of calculating average ROE, a negative ROE in any year shall be considered to be zero.
* Percentage payout of Award plus Interest to be ratable per percentage ROE.
The Committee has the discretion each year, for every new award, to change the award amount, the award period and the performance measure or measures on which the performance adjustment is based.
The Committee also has the discretion, under the LTIP, to offer participating executives the right to make a voluntary irrevocable election to defer a portion of their annual base salary or bonus, in return for an opportunity to earn a performance-based interest accrual on the deferred amount. Generally, this voluntary election, if offered, must be submitted during an enrollment period in August or September of the preceding year and cannot be changed after September 30 of that preceding year. Any deferred compensation will be increased annually by the earnings factor (“Interest”) as described within Step 2 above.
The LTIP may from time to time be amended, suspended or terminated, in whole or in part, by the Board of Directors or the Committee, but no amendment will be effective without Board and/or shareholder approval if such approval is required to satisfy the requirements of Section 162(m).
The Company is also separately requesting shareholders to approve the adoption of the proposed 2016 Executive Performance Incentive Plan. The terms of the 2016 Executive Performance Plan are described in Proposal 3 in this proxy statement.
Recommendation of the Board of Directors
The Board of Directors believes, in general, that it is desirable and in the best interest of the Company and its shareholders to enable the Company's LTIP to comply with the requirements of Section 162(m), while retaining the flexibility to make compensation decisions that may not meet Section 162(m) standards in appropriate cases. The Board believes that the LTIP provides important incentives that complement the Company's existing policies and other plans in linking significant portions of executive compensation to the Company's performance. The LTIP also serves the Company's interests by granting the Committee extensive discretion to evaluate the criteria and other factors by which performance is to be measured and to determine the actual amount of each eligible executive's compensation package within the maximum limits imposed.

FOR THE FOREGOING REASONS, THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” APPROVAL OF THE 2016 LONG-TERM PERFORMANCE INCENTIVE PLAN.

PROPOSAL 5 - OTHER MATTERS

The Board of Directors does not know of any other matters that will be presented for consideration at the 2016 annual meeting. If any other matters are properly brought before the 2016 annual meeting, the persons appointed as proxies will vote on such matters in accordance with their best judgment.

MANAGEMENT
The following table lists certain information about the executive officers of the Company:

Name	Age	Director Since	Executive Officer Since	Position with the Company
Sean M. O'Connor	53	2002	2002	Director and Chief Executive Officer
Scott J. Branch	53	2002	2002	Director and President (through fiscal year 2015)
William J. Dunaway	44	—	2009	Chief Financial Officer
Brian T. Sephton	58	—	2004	Chief Legal and Governance Officer
Aaron Schroeder	40	—	2012	Chief Accounting Officer
Xuong Nguyen	47	—	2014	Chief Operating Officer
Tricia Harrod	55		2015	Chief Risk Officer
Philip Smith	43	—	2013	Chief Executive Officer - INTL FCStone Ltd
Charles Lyon	40	—	2013	Executive Vice President - INTL FCStone Financial Inc.
Malcolm Wilde	65	—	2014	Chief Executive Officer - Asia operations
Mark Maurer	38		2015	Chief Executive Officer - INTL FCStone Markets, LLC
The background of each of the Company's executive officers who also serve as a Director is set forth in Proposal 1 - Election of Directors. The backgrounds of Ms. Harrod and Messrs. Dunaway, Sephton, Schroeder, Smith, Lyon, Nguyen, Wilde and Maurer are set forth below.
William J. Dunaway was appointed Chief Financial Officer of the Company on October 5, 2009 following the merger with FCStone. From January 2008 until the merger, Mr. Dunaway was the Chief Financial Officer of FCStone. Mr. Dunaway has over 21 years of industry experience with FCStone and its predecessor companies, including service as the Executive Vice President and Treasurer.
Brian T. Sephton was appointed Chief Legal and Governance Officer of the Company on October 5, 2009 following the merger with FCStone. Mr. Sephton joined the Company in December 2004 as its Executive Vice President and was appointed Chief Financial Officer effective January 1, 2005. From 1999 until 2004, Mr. Sephton served as Senior Vice President of Standard New York Securities in Miami, Florida, with responsibilities for managing the activities of an office specializing in Latin American investment banking and investment advisory businesses. Mr. Sephton qualified as both a chartered accountant and an attorney in South Africa.
Aaron Schroeder was appointed as Chief Accounting Officer in December 2014. Mr. Schroeder has been with the Company and FCStone for nearly 13 years. Mr. Schroeder has been Group Controller since November 2012, and prior to his appointment was Chief Accounting Officer, Director of Accounting, Group Controller and Assistant Treasurer of FCStone and its subsidiaries. Before coming to work for FCStone, Mr. Schroeder worked as a Senior Associate at the accounting firm, KPMG LLP.
Xuong Nguyen was appointed as Chief Operating Officer of the Company in October 2015. Prior to that he served as Executive Vice President of the FCM Division of INTL FCStone Financial Inc., a subsidiary of the Company, as well as Chief Operating Officer of additional subsidiaries of the Company. Mr. Nguyen was appointed Chief Executive Officer of FCStone, LLC, the Company's futures commission merchant which was subsequently merged into INTL FCStone Financial Inc., in February 2014 and was Chief Operating Officer of FCStone, LLC for four years prior to his appointment as CEO. Mr. Nguyen previously served as Chief Operating Officer of MFGlobal in the U.S. and served in senior management positions in operations, accounting, project management and audit at Bank of America,  JP Morgan (formerly Banc One and First Chicago), ABN Amro, and the Chicago Mercantile Exchange. Mr. Nguyen has over twenty years of experience in the derivatives, futures and options marketplace.
Tricia Harrod joined the Company in 2009, previously served as the Company's Global Head of Risk and was appointed as Chief Risk Officer in October 2015. Prior to joining the Company, Ms. Harrod spent more than 25 years in Risk

Management for the energy industry, including eleven years as Head of Risk Management for GXP Energy (Aquila, Inc.) including responsibilities of Enterprise Risk Management, Middle Office, Insurance, Credit and Market Risk.
Philip A. Smith was appointed Chief Executive Officer of the Company’s Europe, Middle East and Africa operations in July 2008.  Mr. Smith joined the Company in 2004 following its acquisition of Global Currencies Ltd, a U.K. foreign exchange payments company which Mr. Smith joined in 1996 and was made a Director of in 1999. Following its acquisition in 2004 Mr. Smith became CEO of INTL Global Currencies Ltd until its consolidation into INTL FCStone Ltd in 2014. Mr. Smith is the Chief Executive Officer of INTL FCStone Ltd.
Charles Lyon serves as Executive Vice President - Head of Securities of INTL FCStone Financial Inc., formerly known as INTL FCStone Securities Inc. This entity merged with the Company's three other domestic regulated entities in July 2015, and Mr. Lyon now oversees the broker-dealer operations of the merged entity. Mr. Lyon was appointed as Chief Executive Officer of INTL FCStone Securities Inc. in December 2012 when it was operating as the Company’s U.S. broker-dealer subsidiary. Mr. Lyon was Head of Securities Trading and Sales as well as Head of Equity Capital Markets of INTL FCStone Securities Inc. between 2004-2012, and served various roles for predecessor companies from 1999-2004.
Malcolm Wilde was appointed Chief Executive Officer of the Company’s Asia operations in November 2006. Prior to that Mr. Wilde was CEO, Asia for Standard Bank PLC, having joined in 1992. Mr. Wilde served as a member of the main Board and Executive Committee while at Standard Bank PLC.
Mark Maurer was appointed Chief Executive Officer of INTL FCStone Markets, LLC, the Company’s swap-dealer subsidiary, in October 2014. Mr. Maurer joined the Company in 2010 following the acquisition of The Hanley Group, where he was the Head of Risk. Mr. Maurer's background is founded in risk management with a strong understanding of option portfolios, and he has been in the derivatives, futures and options industry for over thirteen years.

Code of Ethics
The Company has adopted a Code of Ethics which applies to the Company's officers, Directors and employees. A copy of the Company's Code of Ethics is available on the Company's website www.intlfcstone.com.
The Code of Ethics governs the behavior of all the Company's employees, officers and Directors, including the named executive officers. The Code of Ethics provides that no employee shall engage in any transaction involving the Company if the employee or a member of his or her immediate family has a substantial interest in the transaction or can benefit directly or indirectly from the transaction (other than through the employee's normal compensation), unless the transaction or potential benefit and the interest have been disclosed to and approved by the Company.
If one of the Company's executive officers has the opportunity to invest or otherwise participate in such a transaction, the policy requires the executive to contact the President and the Chairman of the Audit Committee. Any such transaction must be approved by the Audit Committee.
The Code of Ethics has been adopted by the Board of Directors and any exceptions to the policies set forth in the Code of Ethics must be requested in writing addressed to the Audit Committee of the Board of Directors. If an executive officer requests an exception, the request must be delivered to the Chairman of the Audit Committee and no exceptions shall be effective unless approved by the Audit Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of the most recent report date in the case of Institutions and Funds, or as of December 31, 2015, by:
•each person known by the Company to own more than 5% of the Company's common stock,
•each Director and nominee for Director of the Company,
•each of the Company's executive officers named in the “Summary Compensation Table”,
•additional executive officers identified within this Proxy Statement, and
•all of the Company's executive officers and Directors of the Company as a group.

Name	Number of Shares Beneficially Owned (1) (2)	Percent of Class
Institutions and Funds
Private Capital Management, LLC (3)	1,205,637	6.33%
BlackRock Institutional Trust Company, N.A. (4)	997,407	5.23%
Officers and Directors
Sean M. O'Connor (5) (6) (7)	1,137,180	5.97%
Scott J. Branch (8) (9) (10)	1,084,961	5.69%
John Radziwill (11) (12) (13)	875,149	4.59%
Philip A. Smith (14)	151,322	*
Brian T. Sephton (15)	131,190	*
Malcolm Wilde (16)	126,032	*
Paul G. Anderson (17)	116,945	*
Bruce Krehbiel (18)	104,371	*
William J. Dunaway (19)	53,505	*
John M. Fowler (20)	53,041	*
Eric Parthemore (21)	46,095	*
Charles M. Lyon (22)	34,595	*
Xuong Nguyen (23)	19,352	*
Daryl Henze (24)	19,290	*
Aaron M. Schroeder (25)	15,138	*
Tricia Harrod (26)	4,554	*
Edward J. Grzybowski (27)	2,020	*
Mark Maurer (28)	2,000	*
All Directors and executive officers as a group (18 persons) (29)	3,976,740	20.66%
*Less than 1.0%
(1)    Except as otherwise noted, all shares were owned directly with sole voting and investment power.
(2)    Includes shares of common stock that can be acquired under vested stock options within 60 days from December 31, 2015 and unvested restricted shares granted through December 31, 2015.
(3)    The address of Private Capital Management, LLC is 8889 Pelican Bay Blvd, Suite 500, Naples, FL 34108.
(4)    The address of BlackRock Institutional Trust Company, N.A. is 400 Howard St., San Francisco, CA 94105.
(5)    The address of Sean M. O'Connor is 708 Third Avenue, 15th Floor, New York, New York 10017.
(6)    Includes 780,434 shares held by Darseaker Limited Trust.  Family members of Mr. O'Connor may become beneficiaries of the Trust.
(7)    Includes 32,175 unvested restricted shares. 143,670 of these shares were held in margin accounts as of December 31, 2015.
(8)    Scott J. Branch's address is 708 Third Avenue, 15th Floor, New York, New York 10017.
(9)    Includes 365,147 shares owned by Mr. Branch's spouse, Barbara Branch.
(10)    Includes 32,175 unvested restricted shares. 669,387 of these shares were held in margin accounts as of December 31, 2015.
(11)    Includes 6,309 unvested restricted shares.
(12)    Includes 569,853 shares owned by Goldcrown Asset Management Limited. Mr. Radziwill is a Director and a beneficial owner of more than 10% of Goldcrown Asset Management Limited.

(13)    Includes 284,085 shares owned by Humble Trading Limited. Mr. Radziwill is affiliated with Humble Trading Limited but disclaims beneficial ownership of these shares. 110,172 of these shares were held in a margin account as of December 31, 2015.
(14)    Includes 18,686 unvested restricted shares. 100,812 of these shares were held in a margin account as of December 31, 2015.
(15)    Includes 13,630 unvested restricted shares. 101,760 of these shares were held in a margin account as of December 31, 2015.
(16)    Includes 53,334 shares that Mr. Wilde may acquire under vested stock options and 12,714 unvested restricted shares.
(17)    Includes 83,082 shares that Mr. Anderson may acquire under vested stock options and 2,397 unvested restricted shares.
(18)    Includes 11,947 shares that Mr. Krehbiel may acquire under vested stock options, 5,351 unvested restricted shares and 75,000 shares held by Kanza Cooperative Association, of which Mr. Krehbiel is manager.
(19)    Includes 23,010 shares that Mr. Dunaway may acquire under vested stock options and 13,695 unvested restricted shares.
(20)    Includes 5,473 unvested restricted shares and 1,600 shares owned by Mr. Fowler's spouse.
(21)    Includes 8,960 shares that Mr. Parthemore may acquire under vested stock options, 5,464 unvested restricted shares and 21,243 shares held by Heritage Cooperative, Inc., of which Mr. Parthemore is president and chief executive officer.
(22)    Includes 14,867 unvested restricted shares. 9,032 of these shares were held in a margin account as of December 31, 2015.
(23)    Includes 16,080 unvested restricted shares.
(24)    Includes 2,728 shares that Mr. Henze may acquire under vested stock options and 5,173 unvested restricted shares.
(25)    Includes 7,652 shares that Mr. Schroeder may acquire under vested stock options and 3,109 unvested restricted shares.
(26)    Includes 1,334 shares that Ms. Harrod may acquire under vested stock options and 2,081 unvested restricted shares.
(27)    Includes 1,710 unvested restricted shares.
(28)    Includes 2,000 shares that Mr. Maurer may acquire under vested stock options.
(29)    Includes 194,047 shares issuable upon the exercise of currently vested stock options and 191,089 unvested restricted stock shares.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act requires the Company's executive officers and Directors, and persons who own more than 10% of the Company's common stock, to file reports of ownership and changes in ownership of the common stock with the Securities and Exchange Commission.
Based solely on the review of such reports, the Company is aware of one report by each of Messrs. Schroeder, Lyon, Nguyen, Branch and Anderson with respect to a transaction under Section 16(a) which was not filed on a timely basis for transactions occurring during the 2015 fiscal year or a prior year.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Two of the Company's Directors, Bruce Krehbiel and Eric Parthemore, are executive officers of cooperatives that utilize the services of the Company. Each of these Directors previously served as Directors of FCStone. The following table sets forth the amounts paid by these stockholder cooperatives for our services during the 2015 fiscal year.

Board Member	Board Member's Cooperative	Amounts Paid by Cooperative to the Company for Services

Bruce Krehbiel	Kanza Cooperative Association	$194,908

Eric Parthemore	Heritage Cooperative Inc.	$232,013
The Company's policy is that all transactions between the Company and its officers, Directors and/or five percent stockholders must be on terms that are no more favorable to those related parties than the terms provided to our other customers.

GENERAL INFORMATION
Shareholder Proposals
Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company's 2017 annual meeting of shareholders and that shareholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company at its corporate offices no later than September 16, 2016, which is 120 calendar days prior to the first anniversary of this year's mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.
If a shareholder wishes to present a proposal at the Company's 2017 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company's proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by December 1, 2016, as required by SEC Rule 14a-4(c)(1).
Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.
Solicitation
The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. The Company may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by Directors, officers or other regular employees of the Company. No additional compensation will be paid to Directors, officers or other regular employees for such services.
Availability of Form 10-K
The Company will provide the Company's Annual Report on Form 10-K for the 2015 fiscal year to shareholders, without charge, upon written request. Such requests should be submitted to INTL FCStone Inc., 1251 NW Briarcliff Parkway, Suite 800, Kansas City, Missouri 64116. Exhibits to Form 10-K will also be provided upon specific request.

John Radziwill
Chairman
January 15, 2016

Appendix A

INTL FCStone Inc.

2016 Executive Performance Plan

Section 1.    Purpose of Plan.

The purpose of the Plan is to promote the success of the Company by providing participating executives with incentive compensation that qualifies as "performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 2.    Definitions and Terms.

2.1    Accounting Terms. Except as otherwise expressly provided or required by the context, financial and accounting terms are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and included in the consolidated financial statements of the Company, prepared in the ordinary course of business (“GAAP”).

2.2    Specific Terms.     The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

“Adjusted EBITDA” for any period means EBITDA for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis and changes in estimated values of forward commitments to purchase and sell commodities.

“Adjusted EBITDA Per Share” for any period means Adjusted EBITDA for such period, divided by the weighted average number of shares of common stock outstanding during the period, as determined in accordance with GAAP for the calculation of basic earnings per share.

“Adjusted EBITDA Growth” means the percentage change in Adjusted EBITDA Per Share for any Year compared to the Adjusted EBITDA Per Share for the prior Year.

"Adjusted Net Income" for any period means the Net Income for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis, changes in estimated values of forward commitments to purchase and sell commodities and an appropriate notional tax adjustment.

"Adjusted Operating Revenues" for any period means the Company's consolidated operating revenues for such period, adjusted to reflect the value of the Company's commodities inventory on a marked to market basis and changes in estimated values of forward commitments to purchase and sell commodities.

"Adjusted Return on Equity" for any Year means the Adjusted Net Income for such Year, divided by the average of the Adjusted Shareholders Equity of the Company at the beginning and end of the Year; subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6.

"Adjusted Shareholders Equity" as of any date means the Company's consolidated common shareholders equity as of such date, adjusted to reflect the cumulative value of adjustments made in the calculation of Adjusted Net Income as defined above.

"Award" means an award under this Plan of a conditional opportunity to receive a Bonus if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period, or an award of Restricted Stock, the vesting of which will occur if the applicable Performance Target(s) is (are) satisfied in the applicable Performance Period.

"Base Salary" in respect of any Performance Period means the aggregate base annualized salary of a Participant from the Company and all affiliates of the Company at the time the Participant is selected to participate for that Performance Period, exclusive of any variable compensation, commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

"Bonus" means a cash payment or a cash payment opportunity under the Plan, as the context requires.

"Business Criteria" means any one of, or a combination of, any of the following: Increase in Share Price, Adjusted Return on Equity, Control of Fixed Costs, Control of Variable Costs and Adjusted EBITDA Growth.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Compensation Committee of the Company's Board of Directors or such other Committee as from time to time the Board of Directors may designate to administer the Plan in accordance with Section 3.1 hereof and Section 162(m).

"Company" means INTL FCStone Inc., a Delaware corporation.

"Control of Fixed Costs" means, in respect of any Performance Period, the percentage derived by dividing the actual fixed costs incurred by the Company, calculated on a consolidated basis, during such Performance Period, by the Performance Target for fixed costs for such Performance Period (which Performance Target will be expressed as a fixed amount).

"Control of Variable Costs" means, in respect of any Performance Period, the percentage derived by dividing the variable costs of the Company, calculated on a consolidated basis and expressed as a percentage of Adjusted Operating Revenues, during such Performance Period, by the Performance Target for the variable costs for such Performance Period (which Performance Target will be expressed as a percentage of Adjusted Operating Revenues).

“EBITDA” for any period means the Net Income of the Company for such period, before (i) interest income; (ii) interest expense; (iii) income taxes; and (iv) depreciation and amortization, but after reduction in respect of pre-tax minority shareholder interests in any subsidiary of the Company.

"Executive" means, as determined by the Committee in its discretion, a key employee (including any officer) of the Company, including any such key employee who is (or in the opinion of the Committee may during the applicable Performance Period become) a "covered employee" for purposes of Section 162(m).

"Increase in Share Price" means, in respect of any Performance Period, the percentage increase, if any, in the Share Price during such Performance Period after taking into account any stock split or consolidation.

"Net Income" for any period means the consolidated net income of the Company for such period, as reported in the consolidated financial statements of the Company; subject to, and/or after giving effect to, any adjustments applicable pursuant to Section 4.6.

“Options” means options to acquire the Company's common stock issued pursuant to the Stock Option Plan.

"Participant" means an Executive selected to participate in the Plan by the Committee.

"Performance Period" means the Year or Years (or portions thereof) with respect to which the Performance Targets are set by the Committee.

"Performance Target(s)" means the specific objective goal or goals that are timely set in writing by the Committee pursuant to Section 4.2 for each Participant for the applicable Performance Period in respect of the Business Criteria.

"Plan" means this 2016 Executive Performance Plan, as amended from time to time.

"Principal Market" means The NASDAQ Global Market.

"Restricted Stock" means an Award of Shares under Section 4.10 that are nontransferable and subject to forfeiture conditions and other restrictions on ownership until specific vesting conditions established by the Committee under the Award are satisfied.

"Restricted Stock Plan" means the Company's 2012 Restricted Stock Plan, as amended, or any other shareholder approved stock incentive plan of the Company.

"Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

"Share Price" shall mean, as of any calculation date, the the Weighted Average Price for such calculation date.

"Shares" means shares of common stock of the Company or any securities or property, including rights into which the same may be converted by operation of law or otherwise.

“Stock Option Plan” means the Company's 2013 Stock Option Plan, as amended, or any other approved stock optionplan currently applicable.

“Substitute Options” has the meaning provided in Section 4.11.

"Trading Day" means any day on which the Shares are traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Shares, then on the principal securities exchange or securities market on which the Shares are then traded; provided that "Trading Day" shall not include any day that the Shares are suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

"Weighted Average Price" means, for the Shares as of any calculation date, the dollar volume-weighted average price for the Shares on the Principal Market for the forty (40) Trading Days starting with the twentieth (20th) Trading Day prior to the calculation date, based on the volume-weighted average price for the Shares for each such Trading Day, beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:01:00 p.m., New York time (or one minute after such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of the Shares in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:01:00 p.m., New York time (or one minute after such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for the Shares by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for the Shares as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Weighted Average Price cannot be calculated for the Shares on a particular date on any of the foregoing bases, the Weighted Average Price of such Shares on such date shall be the fair market value as determined by the Committee. All such determinations are to be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during the applicable calculation period.

"Year" means a fiscal year of the Company commencing on or after October 1, 2015 that constitutes all or part of the applicable Performance Period and ends no later than September 30, 2020.

Section 3.    Administration of the Plan.

3.1    The Committee. The Plan shall be administered by a Committee consisting of at least two members of the Board of Directors of the Company, duly authorized by the Board of Directors of the Company to administer the Plan who are "outside directors" within the meaning of Section 162(m).

3.2    Powers of the Committee. The Committee shall have the sole authority to establish and administer the Business Criteria and Performance Target(s) and the responsibility of determining from among the Executives those persons who will participate in and receive Awards under the Plan and, subject to the terms of the Plan, the amount or Shares under such Awards, and the time or times at which and the form and manner in which Awards will be paid (which may include elective or mandatory deferral alternatives) and shall otherwise be responsible for the administration of the Plan, in accordance with its terms. The Committee shall have the authority to construe and interpret the Plan (except as otherwise provided herein) and any agreement or other document relating to any Awards under the Plan, may adopt rules and regulations governing the administration of the Plan, and shall exercise all other duties and powers conferred on it by the Plan, or which are incidental or ancillary thereto.

3.3    Requisite Action. A majority (but not fewer than two) of the members of the Committee shall constitute a quorum. The vote of a majority of those present at a meeting at which a quorum is present or the unanimous written consent of the Committee shall constitute action by the Committee.

3.4    Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee's authority under other provisions of the Plan, but subject to any express limitations of the Plan and compliance with Section 162(m), the Committee shall have the authority to accelerate an Award (after the attainment of the applicable Performance Target(s)) and to waive restrictive conditions for an Award (including any forfeiture conditions, but not Performance Target(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of an Award after the attainment of the applicable Performance Target(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield for the month preceding the month in which such acceleration occurs (or such other rate of interest that is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)). Any deferred payment shall be subject to Section 4.9 and, if applicable, Section 4.10. In addition, and notwithstanding anything elsewhere in the Plan to the contrary, the Committee shall have the authority to provide under the terms of an Award that payment or vesting shall be accelerated upon the death or disability of a Participant, a change in control of the Company, or upon termination of the Participant's employment without cause or as a constructive termination, as and in the manner provided by the Committee, and subject to such provision not causing the Award to fail to satisfy the requirements for performance-based compensation under Section 162(m) generally.

Section 4.    Bonus Awards.

4.1    Provision for Bonus. Pursuant to the Plan, the Bonus for which each Participant is eligible will be based on the Business Criteria established pursuant to the Plan. Each Year, for each Participant, the Committee will establish a specific Performance Target with respect to the Business Criteria, along with a targeted amount of Bonus payable if such Performance Target is achieved. If a Performance Target is exceeded with respect to the Business Criteria, the Bonus payable may go up, whereas if a Performance Target is not attained, the Bonus payable may go down, all in accordance with the Committee's determinations pursuant to the Plan. For each Year, the applicable Performance Targets and Performance Periods, as well as target Bonuses for each of the Participants, will be determined by the Committee based upon the same Business Criteria and consistent with the terms of the Plan and Section 162(m). Notwithstanding the fact that the Performance Target(s) have been attained in any Year, the Company may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.2 or may pay no Bonus at all, unless the Committee otherwise expressly provides by written contract or other written commitment.

4.2    Selection of Performance Target(s). The specific Performance Target(s) with respect to the Business Criteria must be established by the Committee in advance of the deadlines applicable under Section 162(m) and while the performance relating to the Performance Target(s) remains substantially uncertain within the meaning of Section 162(m). The Performance Target(s) with respect to any Performance Period may be established on a cumulative basis or in the alternative, and may be established on a stand-alone basis with respect to the Company or on an a relative basis with respect to any peer companies or index selected by the Committee. At the time the Performance Target(s) are selected, the Committee shall provide, in terms of an objective formula or standard for each Participant, and for any person who may become a Participant after the Performance Target(s) are set, the method of computing the specific amount that will represent the maximum amount of Bonus payable to the Participant if the Performance Target(s) are attained, subject to Sections 4.1, 4.3, 4.7, 5.1 and 5.7. The objective formula or standard shall preclude the use of discretion to increase the maximum amount of any Bonus earned pursuant to the terms of the Award.

4.3    Maximum Individual Bonus. Notwithstanding any other provision hereof, no Executive shall receive a Bonus under the Plan, or under a combination of the Plan and any other applicable compensation plans of the Company, for any one Year in excess of five million dollars ($5,000,000.00). The foregoing limit shall be subject to adjustments consistent with Section 3.4 in the event of acceleration or deferral.

4.4    Selection of Participants. For each Performance Period, the Committee shall determine, at the time the Business Criteria and the Performance Target(s) are set, those Executives who will participate in the Plan.

4.5    Effect of Mid-Year Commencement of Service; Termination of Employment. To the extent compatible with Sections 4.2 and 5.7, if services as an Executive commence after the adoption of the Plan and the Performance Target(s) are established for a Performance Period, the Committee may grant a Bonus that is proportionately adjusted based on the period of actual service during the Year; the amount of any Bonus paid to such person shall not exceed that proportionate amount of the applicable maximum individual bonus under Section 4.3. In the event of the termination of employment of a Participant prior to the payment of a Bonus, the Participant shall not be entitled to any payment in respect of the Bonus, unless otherwise expressly provided by the terms of the Awards or other written contract with the Company.

4.6    Adjustments.

(a)     To preserve the intended incentives and benefits of an Award based on Adjusted EBITDA Growth or Adjusted Return on Equity, the Committee shall apply the objective formula or standard with respect to the applicable Performance Target in a manner that shall eliminate, in whole or in part, in such manner as is specified by the Committee, the effects of the following:

(i)	the gain, loss, income or expense resulting from changes in accounting principles that become effective during the Performance Period;

(ii)
the gain, loss, income or expense reported by the Company in its public filings with respect to the Performance Period that are extraordinary or unusual in nature or infrequent in occurrence, excluding gains or losses on the early extinguishment of debt, as determined in accordance with Opinion No. 30 of the Accounting Principles Board; and

(iii)	the gains or losses resulting from, and the direct expenses incurred in connection with, the disposition of a business, in whole or in part.

(b)    The Committee may, however, provide at the time the Performance Targets are established that one or more of the foregoing adjustments will not be made as to a specific Award. In addition, the Committee may determine at the time the Performance Targets are established that other adjustments shall apply to the objective formula or standard with respect to the applicable Performance Target to take into account, in whole or in part, in any manner specified by the Committee, any one or more of the following with respect to the Performance Period:

(i)	gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation;

(ii)	the impact of impairment of tangible or intangible assets;

(iii)	the impact of restructuring activities, including but not limited to reductions in force, that are reported in the Company's public filings covering the Performance Period, and

(iv)	the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year.

(c)    Each of the adjustments described in this Section 4.6 may relate to the Company as a whole or any part of the business or operations of the Company or its affiliates, as determined by the Committee at the time the Performance Targets are established. The adjustments are to be determined in accordance with GAAP, unless another objective method of measurement is designated by the Committee.

(d)    The Committee shall also make appropriate adjustments to the Business Criteria, Performance Targets or other features of an Award, to reflect the following: (i) changes in the Company's capitalization or capital structure, such as stock splits, stock dividends, conversions of debt to equity or similar events, or (ii) corporate transactions, such as mergers, consolidations, separations (including spin-offs or other distributions of stock or property), or any reorganization of the Company.

4.7    Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with Sections 4.1 and 4.2), whether all or any portion of the amount so calculated will be paid, and the specific amount (if any) to be paid to each Participant, subject in all cases to the terms, conditions and limits of the Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish (and, once established, rescind, waive or amend) additional conditions and terms of payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of the Plan and may take into account such other factors as it deems appropriate in administering any aspect of the Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under Section 4.2 or Section 4.3 of the Plan or award a Bonus under this Plan if the qualifying ranges of Performance Target(s) have not been satisfied.

4.8    Committee Certification. No Executive shall receive any payment under the Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of the Plan and that the Performance Target(s) and any other material terms previously established by the Committee or set forth in the Plan were in fact satisfied.

4.9    Time of Payment; Deferred Amounts. Any Bonuses granted by the Committee under the Plan shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8, provided however that in no event will any Bonuses be paid later than March 15 of the year following the year in which a Performance Target has been satisfied. Any such payment shall be in cash or cash equivalent or in such other form of equal value on such payment date (including Restricted Shares as contemplated by Section 4.10) as the Committee may approve or require, subject to applicable withholding requirements and, if applicable, Section 4.10. Notwithstanding the foregoing, the Committee, in its sole discretion (but subject to compliance with Section 162(m) and to any prior written commitments and to any conditions consistent with Sections 3.4, 4.3, 4.10 and 5.7 that it deems appropriate), will defer the vesting of any portion or all (at the Committee’s election) of any Bonus as contemplated by Section 4.10.

4.10    Payouts of Bonus through Restricted Stock. Subject to Sections 4.11 and 4.12, a portion of any Bonus payable under the Plan will be paid in the form of Restricted Stock issued to the Participant at a discount of 25% to the market closing price of the Company's common stock on the stock trading day prior to the day on which the Committee approves such Bonus, which Restricted Stock will vest at the rate of one-third per year, with the first one-third to vest at the end of the first year and each subsequent one-third to vest at the end of each subsequent year, all as specified with greater particularity in an Award Agreement entered into in accordance with the Restricted Stock Plan. The specific portion of each Bonus payable in Restricted Stock pursuant to this Section 4.10 in respect of any Performance Period will be based on a schedule (the “Restricted Stock Schedule”) established by the Committee in its discretion at or about the time the Committee establishes the Performance Targets applicable during such Performance Period. Any Restricted Stock which may be issued hereunder shall thereafter be subject to adjustments for changes in corporate capitalization as provided in the Restricted Stock Plan. Dividend equivalent rights thereafter earned may be accrued and payable in cash or Shares or any combination thereof, in the Committee's discretion. In its discretion, the Committee may waive the provisions of this Section 4.10 and choose to pay 100% of any Bonus payable under the Plan, regardless of amount, entirely in cash (for example, in the case of a Participant who already holds a substantial number of Shares). Likewise, in its discretion, the Committee may alter the vesting period or reduce the discount applicable to any Restricted Stock award hereunder. In the event sufficient Shares are not available pursuant to the Restricted Stock Plan to pay any portion of any Bonus in Restricted Stock in accordance with this Section 4.10, then such portion of the Bonus will be payable in cash.

4.11    Election to Receive Options in Lieu of Restricted Stock. At the option of the Committee, in those cases in which any part of a Bonus is to be paid to a Participant in the form of Restricted Stock, a Participant may be granted the right to elect to exchange all or a portion of the shares of such Restricted Stock (or the right to receive the same) for Options to acquire shares of the Company's common stock pursuant to and in accordance with the Stock Option Plan (the “Substitute Options”). The Substitute Options will have such terms as may be approved by the Committee, subject to the terms of the Stock Option Plan.

4.12    Maximum Awards. Without limiting the terms of the Restricted Stock Plan, the maximum number of Shares that may be subject to Restricted Stock granted to any one Participant pursuant to Section 4.10 shall be limited to forty thousand (40,000) Shares per Year, subject to adjustment to reflect changes in corporate capitalization in the same manner as provided in the Restricted Stock Plan.

Section 5.    General Provisions.

5.1    No Right to Awards or Continued Employment. Neither the establishment of the Plan nor the provision for or payment of any amounts hereunder nor any action of the Company (including, for purposes of this Section 5.1, any predecessor or subsidiary), the Board of Directors of the Company or the Committee in respect of the Plan shall be held or construed to confer upon any person any legal right to receive, or any interest in, an Award or any other benefit under the Plan, or any legal right to be continued in the employ of the Company. The Company expressly reserves any and all rights to discharge an Executive in its sole discretion, without liability of any person, entity or governing body under the Plan or otherwise. Nothing in this Section 5.1, however, is intended to adversely affect any express independent right of any person under a separate employment agreement. Notwithstanding any other provision hereof and notwithstanding the fact that the Performance Target(s) have been attained and/or the individual maximum amounts hereunder have been calculated, the Company shall have no obligation to pay any Bonus hereunder nor to pay the maximum amount so calculated or any prorated amount based on service during the period, unless the Committee otherwise expressly provides by written contract or other written commitment.

5.2    Discretion of Company, Board of Directors and Committee. Any decision made or action taken by the Company or by the Board of Directors of the Company or by the Committee arising out of or in connection with the creation, amendment, construction, administration, interpretation and effect of the Plan shall be within the absolute discretion of such entity and shall be conclusive and binding upon all persons. No member of the Committee shall have any liability for actions taken or omitted under the Plan by the member or any other person.

5.3    No Funding of Plan. The Company shall not be required to fund or otherwise segregate any cash or any other assets which may at any time be paid to Participants under the Plan. The Plan shall constitute an "unfunded" plan of the Company. The Company shall not, by any provisions of the Plan, be deemed to be a trustee of any property, and any rights of any Participant or former Participant shall be no greater than those of a general unsecured creditor or shareholder of the Company, as the case may be.

5.4    Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee, no benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, and any such attempted action shall be void and no such benefit shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of any Participant or former Participant. This Section 5.4 shall not apply to an assignment of a contingency or payment due (i) after the death of a Participant to the deceased Participant's legal representative or beneficiary or (ii) after the disability of a Participant to the disabled Participant's personal representative.

5.5    Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of Delaware.

5.6    Non-Exclusivity. The Plan does not limit the authority of the Company, the Board or the Committee, or any subsidiary of the Company to grant awards or authorize any other compensation to any person under any other plan or authority, including, without limitation, the issuance of restricted stock under the Restricted Stock Plan.

5.7    Section 162(m) Conditions; Bifurcation of Plan. It is the intent of the Company that the Plan and Awards made hereunder satisfy and be interpreted in a manner that, in the case of Participants who are persons whose compensation is subject to Section 162(m), satisfies any applicable requirements as performance-based compensation. Any provision, application or interpretation of the Plan inconsistent with this intent to satisfy the standards in Section 162(m) of the Code shall be disregarded. Notwithstanding anything to the contrary in the Plan, the provisions of the Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of the Plan or any Bonus intended (or required in order) to satisfy the applicable requirements of Section 162(m) are only applicable to persons whose compensation is subject to Section 162(m).

Section 6.    Amendments, Suspension or Termination of Plan.

The Board of Directors or the Committee may from time to time amend, suspend or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan. Notwithstanding the foregoing, no amendment shall be effective without Board of Directors and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m).

APPENDIX B

INTL FCSTONE INC.

2016 LONG-TERM PERFORMANCE INCENTIVE PLAN

(October 1, 2015)

INTL FCSTONE INC.
2016 LONG-TERM PERFORMANCE INCENTIVE PLAN

Section 1. Purpose. The purpose of the 2016 INTL FCStone Inc. Long-Term Performance Incentive Plan (this “Plan”) is to promote the interests of INTL FCStone Inc. (“INTL”) by enabling INTL to provide participating executives with appropriate incentives to encourage them to continue in the employment of INTL and to promote INTL’s long-term growth, stability and profitability. It is intended that this Plan will assist INTL in balancing risk and financial results in a manner that does not encourage participating executives to expose INTL to imprudent risks.

Section 2. Administration.

(a)
Subject to Section 2(d), this Plan shall be administered by a committee (the “Committee”) appointed by the Board of Directors of INTL (the “Board”) and consisting of at least two members of the Board who are “outside directors” within the meaning of Section 162(m) of the Code.

(b)
The Committee shall have complete control over the administration of this Plan, subject to Section 6(s), and shall have the authority in its sole discretion to: (i) exercise all of the powers granted to it under this Plan, (ii) construe, interpret and implement this Plan and any Award Agreement (which, for purposes of this Plan, shall be deemed to include any Award Statement) (both as defined in Section 3), (iii) prescribe, amend and rescind rules and regulations relating to this Plan, including rules and regulations governing its own operations, (iv) make all determinations necessary or advisable in administering this Plan, (v) correct any defect, supply any omission and reconcile any inconsistency in this Plan and any Award Agreement, (vi) amend this Plan to reflect changes in applicable law (whether or not the rights of the Participant with respect to any Award (as defined in Section 4) are adversely affected, unless otherwise provided in such Participant’s Award Agreement), (vii) grant Awards and determine who shall receive Awards, when such Awards shall be granted and the terms of such Awards, including setting forth provisions with regard to termination of employment, such as termination of employment for Cause (as defined in Section 6) or due to death, Extended Absence (as defined in Section 6) or Retirement (as defined in Section 6), and (viii) unless otherwise provided in an Award Agreement, amend any outstanding Award Agreement in any respect (whether or not the rights of the Participant with respect to such Award are adversely affected, including, without limitation, to (1) accelerate the time or times at which the Award becomes vested or paid and (2) waive or amend any goals, restrictions or conditions set forth in such Award Agreement, or impose new goals, restrictions and conditions. To the extent the Committee deems it necessary, appropriate or desirable to comply with foreign law or practices and to further the purposes of this Plan, the Committee may, without amending this Plan, establish special rules applicable to Awards (as defined in Section 4) to Participants who are foreign nationals, are employed outside the United States or both and grant Awards (or amend existing Awards) in accordance with those rules.

(c)	The determination of the Committee on all matters relating to this Plan or any Award Agreement shall be final, binding and conclusive.

(d)
Notwithstanding anything to the contrary contained herein, (i) the Committee may allocate among its members and may delegate some or all of its authority or administrative responsibility to such individual or individuals who are not members of the Committee as it shall deem necessary or appropriate and (ii) the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer this Plan, in which case, the Board shall have all of the authority and responsibility granted to the Committee herein. References herein to “the discretion” or “the sole discretion” of the Committee shall be deemed to include the discretion of any such person or group to whom the relevant authority or responsibility of the Committee has been allocated or delegated. In delegating its authority, the Committee shall consider the extent to which any delegation may cause Awards to fail to be deductible under section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”).

(e)
No member of the Board or the Committee or any employee of INTL (each such person, a “Covered Person”) shall have any liability to any person (including, without limitation, any Participant) for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award Agreement. Each Covered Person shall be indemnified and held harmless by INTL against and from (i) any loss, cost, liability or expense (including attorneys’ fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with INTL’s approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person, provided that INTL shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and, once INTL gives notice of its intent to assume the defense, INTL shall have sole control over such defense with counsel of INTL’s choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case, not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person’s bad faith, fraud or willful criminal act or omission. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled as a matter of law, or otherwise, or any other power that INTL may have to indemnify such persons or hold them harmless.

Section 3. Persons Eligible for Awards. The Committee shall designate those participating executives of INTL who shall receive Awards in accordance with this Plan (the “Participants”). Each executive designated as a Participant shall be notified in writing and shall execute any written forms or agreements required to participate in this Plan and receive Awards in accordance with this Plan. An Award may be granted to a Participant by means of a grant of an Award to a trust or other entity for the benefit of such Participant, or in which such Participant has a beneficial or other interest, as the Committee, in its sole discretion, shall deem necessary or appropriate and any such grant will be treated as a grant to the Participant for purposes of this Plan. Each Award granted in accordance with this Plan shall be evidenced by a document, which shall contain such provisions and conditions as the Committee deems appropriate (and which may incorporate by reference some or all of the provisions of this Plan) (the “Award Agreement”), as well as a statement that reflects the amount of any Award and any further applicable terms and conditions (the “Award Statement”). The Committee may grant Awards in tandem with or in substitution for any other Award or Awards granted in accordance with this Plan or any award granted under any other plan of INTL. By accepting an Award, a Participant thereby agrees that the Award shall be subject to all of the terms and provisions of this Plan and the applicable Award Agreement.

Section 4. Types of Awards. Awards granted in accordance with this Plan (“Awards”) will consist of cash awards (which, for purposes of this Plan, may include compensation-deferral opportunities that include performance-based interest accrual opportunities).

Section 5. Terms of Awards. Awards granted in accordance with this Plan may be subject to the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee, in its sole discretion, shall deem desirable.

(a)
Vesting; Performance Measures; Payment. The timing and conditions for vesting and/or payment of Awards, including any events which would accelerate vesting and/or payment of Awards, shall be determined by the Committee, in its sole discretion, and may include continued services to INTL for a specified period and/or the achievement of one or more performance measures, or such other events or requirements as the Committee may determine, in its sole discretion. In particular, the amounts payable under an Award may vary based on, be indexed to, or be conditioned all or in part on, the satisfaction of one or more performance measures, which performance measures may relate to such measures or combination of measures of individual performance and/or INTL’s performance (including, without limitation, any divisional, business unit or other performance) as the Committee, in its sole discretion, deems appropriate (the “Performance Measures”). Performance Measures may be absolute or relative, may include, without limitation, risk-based adjustments or adjustments for items that are unusual in nature or infrequent in occurrence, may be measured over a specified performance period which may be a fiscal year or any longer or shorter period of time, and may be based on, without limitation, return on equity, EBITDA, return on common equity, total shareholder return, market price of INTL common stock or the market price, face amount or discounted value of other debt or equity securities, book value per share, tangible book value per share, earnings per share, net income, pre-tax operating income, net revenues or pre-tax earnings or debt-to-equity ratio.

(b)
Forfeiture; Recapture. Unless the Committee determines otherwise, the Participant’s rights in respect of all of his or her outstanding Awards (whether or not vested) shall immediately terminate and such Awards shall cease to be outstanding if: (i) the Participant attempts to have any dispute under this Plan or his or her Award Agreement resolved in any manner that is not provided for by Section 6(h), (ii) the Participant in any manner, directly or indirectly, (1) Solicits any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with INTL or (2) interferes with or damages (or attempts to interfere with or damage) any relationship between INTL and any Client or (3) Solicits any person who is an employee of INTL to resign from INTL or to apply for or accept employment with any Competitive Enterprise, (iii) the Participant fails to certify to INTL, in accordance with procedures established by the Committee, that the Participant has complied, or the Committee determines that the Participant in fact has failed to comply, with all the terms and conditions of this Plan or Award Agreement or (iv) any event constituting Cause occurs with respect to the Participant. By accepting any payment in accordance with this Plan, the Participant shall be deemed to have represented and certified at such time that the Participant has complied with all the terms and conditions of this Plan and the Award Agreement.

(c)
Termination of Employment; Death; Change in Control. The Committee, in its sole discretion, may specify in the applicable Award Agreement the effect of a termination of employment, death or a Change in Control on any Award held by a Participant, including the adjustment or other treatment of performance measures.

(d)
Deferral of Awards. Subject to approval by the Committee and to any requirements imposed by the Committee in connection with such approval and to the extent permitted under Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), each Participant may be eligible to defer receipt, under the terms and conditions of any applicable deferred compensation plan of INTL, of part or all of any payments otherwise due under any Award.

(e)
Maximum Amount. Notwithstanding anything to the contrary in this Plan or any applicable Award Agreement or Award Statement, no Participant shall receive any payment under any Award in an amount in excess of the amount stated as the “Maximum Individual Bonus” under the INTL FCStone Inc. 2016 Executive Performance Plan.

(f)	Repayment. The Committee may determine that amounts paid pursuant to an Award in accordance with this Plan be repaid to INTL, which terms shall be set forth in the applicable Award Agreement.

Section 6. General Provisions.

(a)
Amendment, Termination, etc. Unless otherwise provided in this Plan or an Award Agreement, the Board (which may act through the Compensation Committee thereof) may from time to time modify, alter, revise or amend this Plan in any respect whatsoever, including in any manner that adversely affects the rights, duties or obligations of any Participant, and may terminate this Plan at any time. All Awards made in accordance with this Plan prior to the termination of this Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of this Plan and the applicable Award Agreements.

(b)
Nonassignability. Unless otherwise provided in an Award Agreement, no Award (or any rights granted to any person in accordance with this Plan may be sold, exchanged, transferred, assigned, pledged, hypothecated, fractionalized, hedged or otherwise disposed of (including through the use of any cash-settled instrument), either voluntarily or involuntarily, other than by will or by the laws of descent and distribution. Any sale, exchange, transfer, assignment, pledge, hypothecation, fractionalization, hedge or other disposition in violation of the provisions of this Section 6(b) shall be void. All terms and conditions of this Plan, the Award Agreements and the Award Statements shall be binding upon any permitted successors and assigns.

(c)
Required Consents. If the Committee shall at any time determine that any consent (as hereinafter defined) is necessary or desirable as a condition of, or in connection with, the granting of any Award or the delivery of any cash under any Award granted in accordance with this Plan, or the taking of any other action thereunder (each such action being hereinafter referred to as a “plan action”), then such plan action shall not be taken, in whole or in part, unless and until such consent shall have been effected or obtained to the full satisfaction of the Committee. The term “consent” as used herein with respect to any plan action includes (i) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency, (ii) any and all consents by the Participant to (1) INTL’s supplying to any third party recordkeeper of this Plan such personal information as the Committee deems advisable to administer this Plan, (2) INTL’s deducting amounts from the Participant’s wages, or another arrangement satisfactory to the Committee, to reimburse INTL for advances made on the Participant’s behalf to satisfy certain withholding and other tax obligations in connection with an Award and (iii) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee.

(d)
Limitations Imposed under Section 162(m). Notwithstanding any other provision hereunder, prior to a Change in Control, if and to the extent that the Committee determines INTL’s federal tax deduction in respect of a particular Participant’s Award may be limited as a result of Section 162(m) and to the extent permitted by Section 409A, the Committee may determine to delay delivery or payment under the Award in such manner as it deems appropriate.

(e)
Plan Creates No Employment Rights. Neither the grant of an Award nor any provision in this Plan, an Award Agreement or an Award Statement shall confer upon any Participant the right to continue in the employ of INTL or affect any right which INTL may have to terminate or alter the terms and conditions of the Participant’s employment.

(f)
Nature and Form of Awards. All grants of Awards and deliveries of cash under an Award granted in accordance with this Plan shall constitute a special discretionary incentive payment to the Participant and shall not be required to be taken into account in computing the amount of salary or compensation of the Participant for the purpose of determining any contributions to or any benefits under any pension, retirement, profit-sharing, bonus, life insurance, severance or other benefit plan of INTL or under any agreement with the Participant, unless INTL specifically provides otherwise.

(g)
Non-Uniform Determinations. None of Committee’s determinations under this Plan, any Award Agreements and any Award Statements need to be uniform and any such determinations may be made by it selectively among persons who receive, or are eligible to receive, Awards under this Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations under Award Agreements and Award Statements, and to enter into nonuniform and selective Award Agreements and Award Statements, as to (i) the persons to receive Awards, (ii) the terms and provisions of Awards and (iii) whether a Participant’s employment has been terminated for purposes of this Plan.

(h)	Arbitration; Choice of Forum.

(1)Unless otherwise specified in an applicable Award Agreement, it shall be a condition of each Award that any dispute, controversy or claim between INTL and a Participant, arising out of or relating to or concerning this Plan or applicable Award Agreement, shall be finally settled by arbitration in New York City before the American Arbitration Association (the “AAA”), in accordance with the commercial arbitration rules of the AAA. Prior to arbitration, all claims maintained by the Participant must first be submitted to the Committee in accordance with claims procedures determined by the Committee. This Section 6 (h)(1) is subject to the provisions of Section 6(h)(2) and Section 6(h)(3) below.

(2)Unless otherwise specified in an applicable Award Agreement, it shall be a condition of each Award that INTL and the Participant irrevocably submit to the exclusive jurisdiction of any state or federal court located in the city of New York over any suit, action or proceeding arising out of or relating to or concerning the Plan or the Award that is not otherwise arbitrated or resolved according to Section 6(h)(1). This includes any suit, action or proceeding to compel arbitration or to enforce an arbitration award. By accepting an Award, the Participant acknowledges that the forum designated by this Section 6(h)(2) has a reasonable relation to the Plan, any applicable Award and to the Participant’s relationship with INTL. Notwithstanding the foregoing, nothing herein shall preclude INTL from bringing any suit, action or proceeding in any other court for the purpose of enforcing the provisions of this Section 6(h) or otherwise.

(3)Unless otherwise specified in an applicable Award Agreement, the agreement by the Participant and INTL as to forum is independent of the law that may be applied in the suit, action or proceeding and the Participant and INTL agree to such forum even if the forum may under applicable law choose to apply non-forum law. By accepting an Award, (a) the Participant waives, to the fullest extent permitted by applicable law, any objection which the Participant may have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding in any court referred to in Section 6(h)(2), (b) the Participant undertakes not to commence any action arising out of or relating to or concerning any Award in any forum other than a forum described in this Section 6(h) and (c) the Participant agrees that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding in any such court shall be conclusive and binding upon the Participant and INTL.

(4)Unless otherwise specified in an applicable Award Agreement, by accepting an Award, the Participant irrevocably appoints the General Counsel or Chief Legal and Governance Officer of INTL as his or her agent for service of process in connection with any suit, action or proceeding arising out of or relating to or concerning this Plan or any Award which is not arbitrated pursuant to the provisions of Section 6(h)(1), who shall promptly advise the Participant of any such service of process.

(5)Unless otherwise specified in an applicable Award Agreement, by accepting an Award, the Participant agrees to keep confidential the existence of, and any information concerning, a dispute, controversy or claim described in this Section 6(h), except that the Participant may disclose information concerning such dispute, controversy or claim to the arbitrator or court that is considering such dispute, controversy or claim or to his or her legal counsel (provided that such counsel agrees not to disclose any such information other than as necessary to the prosecution or defense of the dispute, controversy or claim).

(i)
No Rights; Waiver of Claims. By accepting an Award, each Participant recognizes and agrees that, prior to being selected by the Committee to receive an Award, such Participant has no right to any benefits under such Award. Accordingly, in consideration of a Participant’s receipt of any Award, each Participant expressly waives any right to contest the amount of any Award, the terms of this Plan, any Award Agreement or any Award Statement, any determination, action or omission hereunder or under any Award Agreement or Award Statement by the Committee, INTL or the Board or their delegees, or any amendment to this Plan or any Award Agreement or Award Statement (other than an amendment to this Plan or an Award Agreement or Award Statement to which his or her consent is expressly required by the express terms of an Award Agreement or Award Statement), and the Participant expressly waives any claim related in any way to any Award including any claim based upon any promissory estoppel or other theory in connection with any Award and the Participant’s employment with INTL.

(j)
Governing Law. All rights and obligations under this Plan, any Award Agreement and any Award Statement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflict of laws.

(k)
Tax Withholding. In connection with any payments to a Participant or other event in accordance with this Plan that gives rise to a federal, state, local or other tax withholding obligation relating to this Plan or any Award (including, without limitation, FICA tax), (i) INTL may deduct or withhold (or cause to be deducted or withheld) from any payment or distribution to such Participant, whether or not pursuant to this Plan, (ii) the Committee shall be entitled to require that such Participant remit cash to INTL (through payroll deduction or otherwise) or (iii) INTL may enter into any other suitable arrangements to withhold, in each case in an amount sufficient in the opinion of INTL to satisfy such withholding obligation.

(l)
Right of Offset. Subject to the provisions of Section 6(t), INTL shall have the right to offset against its obligation to pay an Award to any Participant, any outstanding amounts (including, without limitation, travel and entertainment or advance account balances, loans, repayment obligations under any Awards, or amounts repayable to INTL pursuant to tax equalization, housing, automobile or other employee programs) such Participant then owes to INTL and any amounts the Committee otherwise deems appropriate pursuant to any tax equalization policy or agreement.

(m)
Severability; Entire Agreement. If any of the provisions of this Plan or any Award Agreement or Award Statement is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any of such provisions is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. By accepting an Award, the Participant acknowledges that this Plan and any Award Agreements and Award Statements contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(n)
No Third Party Beneficiaries. Unless otherwise specified in an applicable Award Agreement, neither this Plan nor any Award Agreement shall confer on any person other than INTL and any Participant any rights or remedies hereunder; provided that the exculpation and indemnification provisions of Section 2(e) shall inure to the benefit of a Covered Person’s estate, beneficiaries and legatees.

(o)
Payments. Payments of cash under any Award granted in accordance with this Plan shall be made to the Participant reasonably promptly after the date specified in the Participant’s Award Agreement or Award Statement as a payment date or any other date such payment is called for, but in no case more than thirty (30) Business Days after such date.

(p)	Successors and Assigns. The terms of this Plan and each Award Agreement and each Award Statement shall be binding upon and inure to the benefit of INTL and its successors and assigns.

(q)	Plan Headings. The headings in this Plan are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

(r)	Construction. In the construction of this Plan, the singular shall include the plural, and vice versa, in all cases where such meanings would be appropriate.

(s) Section 409A.

(1) It is the intention of INTL that no Award granted to a U.S. taxpayer shall be “nonqualified deferred compensation” subject to Section 409A, unless and to the extent that the Committee specifically determines otherwise, and this Plan and the terms and conditions of all Awards shall be interpreted, construed and administered in accordance with this intent, so as to avoid the imposition of taxes and penalties on Participants pursuant to Section 409A. Notwithstanding anything to the contrary contained herein, neither INTL nor the Committee nor any Covered Person shall have any liability to any Participant or otherwise if this Plan or any Award, vesting, exercise or payment of any Award hereunder are subject to the additional tax and penalties under Section 409A.

(2) Notwithstanding any other provision of this Plan to the contrary, unless otherwise provided in an Award Agreement or Award Statement, with respect to any Award granted to a U.S. taxpayer that is “nonqualified deferred compensation” subject to Section 409A: (i) references to termination of the Participant’s employment will mean the Participant’s “separation from service” with INTL (as such term is defined and used in Section 409A); (ii) if a Participant is deemed to be a “specified employee” (as determined by INTL in accordance with Section 409A and Treasury Regulation Section 1.409A-3(i)(2)) as of the Participant’s “separation from service”, any payments to be made with respect to the Award upon the Participant’s “separation from service” will be accumulated and paid (without interest) on the earlier of (x) the first business day of the seventh month following the Participant’s “separation from service” and (y) the date of the Participant’s death; and (iii) if the Award includes a “series of installment payments” (within the meaning of Treasury Regulation Section 1.409A-2(b)(2)(iii)), the Participant’s right to the series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment.

(t)    Definitions.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.

“Cause” means (a) the Participant’s conviction, whether following trial or by plea of guilty or nolo contendere (or similar plea), in a criminal proceeding (i) on a misdemeanor charge involving fraud, false statements or misleading omissions, wrongful taking, embezzlement, bribery, forgery, counterfeiting or extortion, or (ii) on a felony charge, or (iii) on an equivalent charge to those in clauses (i) and (ii) in jurisdictions which do not use those designations (with the determination of such equivalence being made by the Committee in its sole discretion), (b) the Participant’s engaging in any conduct which constitutes an employment disqualification under applicable law, (c) the Participant’s willful failure to perform the Participant’s duties to INTL, (d) the Participant’s violation of any securities or commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which INTL is a member, (e) the Participant’s violation of any INTL policy concerning hedging or pledging or confidential or proprietary information, or the Participant’s material violation of any other INTL policy as in effect from time to time, (f) the Participant’s engaging in any act or making any statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of INTL or (g) the Participant’s engaging in any conduct detrimental to INTL. The determination as to whether Cause has occurred shall be made by the Committee in its sole discretion and, in such case, the Committee also may, but shall not be required to, specify the date such Cause occurred (including by determining that a prior termination of employment was for Cause). Any rights INTL may have hereunder and in any Award Agreement or any Award Statement in respect of the events giving rise to Cause shall be in addition to the rights INTL has under any other agreement with a Participant or at law or in equity.

“Change in Control” means the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving INTL (a “Reorganization”) or sale or other disposition of all or substantially all of INTL’s assets to an entity that is not an affiliate of INTL (a “Sale”), that in each case requires the approval of INTL’s stockholders under the law of INTL’s jurisdiction of organization, whether for such Reorganization or Sale (or the issuance of securities of INTL in such Reorganization or Sale), unless immediately following such Reorganization or Sale, either: (a) at least 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (i) the entity resulting from such Reorganization, or the entity which has acquired all or substantially all of the assets of INTL in a Sale (in either case, the “Surviving Entity”), or (ii) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”) is represented by INTL’s securities (the “INTL Securities”) that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such INTL Securities were converted pursuant to such Reorganization or Sale) or (b) at least 50% of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the Board’s approval of the execution of the initial agreement providing for such Reorganization or Sale, individuals (the “Incumbent Directors”) who either (i) were members of the Board on the Effective Date or (ii) became directors subsequent to the Effective Date and whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of INTL’s proxy statement in which such persons are named as nominees for director); provided, however, that no event will constitute a Change in Control unless it is a “change of control event” under Treas. Reg. § 1.409A-3(i)(5).

“Client” means any client or prospective client of INTL to whom the Participant provided services, or for whom the Participant transacted business, or whose identity became known to the Participant in connection with the Participant’s relationship with or employment by INTL.

“Competitive Enterprise” means a business enterprise that (a) engages in any activity, (b) owns or controls a significant interest in or (c) is owned by, or a significant interest in which is owned or controlled by, any entity that engages in any activity, that, in any case, competes anywhere with any activity in which INTL is engaged.

“Extended Absence” means the Participant’s inability to perform for six (6) continuous months, due to illness, injury or pregnancy-related complications, substantially all the essential duties of the Participant’s occupation, as determined by the Committee.

“Retirement” means termination of the Participant’s Employment (other than for Cause) on or after the Date of Grant at a time when (a) the sum of the Participant’s age plus years of service with INTL (as determined by the Committee in its sole discretion) equals or exceeds 70 and (b) the Participant has completed at least ten (10) years of service with INTL (as determined by the Committee in its sole discretion).

“Solicit” means any direct or indirect communication of any kind whatsoever, regardless of by whom initiated, inviting, advising, encouraging or requesting any person or entity, in any manner, to take or refrain from taking any action.

EXHIBIT 1
INTL FCSTONE INC. LONG-TERM PERFORMANCE INCENTIVE PLAN
PERFORMANCE-BASED CASH COMPENSATION MODEL AWARD
AGREEMENT

This Award Agreement sets forth the terms and conditions of the award (this “Award”) of performance-based cash compensation granted to you in accordance with the INTL FCStone Inc. Long-Term Performance Incentive Plan (the “Plan”).

1.The Plan. This Award is made pursuant to the Plan, the terms of which are incorporated in this Award Agreement. References in this Award Agreement to any specific Plan provision shall not be construed as limiting the applicability of any other Plan provision. IN LIGHT OF THE U.S. TAX RULES RELATING TO NONQUALIFIED DEFERRED COMPENSATION IN SECTION 409A OF THE CODE, TO THE EXTENT THAT YOU ARE A UNITED STATES TAXPAYER, CERTAIN PROVISIONS OF THIS AWARD AGREEMENT AND OF THE PLAN SHALL APPLY ONLY AS PROVIDED IN PARAGRAPH 15.

2.Award. The dollar amount of this Award and the Date of Grant are set forth in the Award Statement delivered to you. This Award is an unfunded and unsecured promise to pay (or cause to be paid) to you in cash the amounts described herein on the Payment Date(s) or as otherwise provided herein, subject to the terms and conditions of this Award Agreement (including the satisfaction of the Performance Measures (as defined below)). THIS AWARD IS CONDITIONED ON YOUR EXECUTING THE RELATED AWARD STATEMENT AND RETURNING IT TO THE ADDRESS DESIGNATED ON THE AWARD STATEMENT AND/OR BY THE METHOD DESIGNATED ON THE AWARD STATEMENT BY THE DATE SPECIFIED, AND IS SUBJECT TO ALL TERMS, CONDITIONS AND PROVISIONS OF THE PLAN AND THIS AWARD AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE ARBITRATION AND CHOICE OF FORUM PROVISIONS SET FORTH IN PARAGRAPH 12. BY EXECUTING THE RELATED AWARD STATEMENT, YOU WILL HAVE CONFIRMED YOUR ACCEPTANCE OF ALL OF THE TERMS AND CONDITIONS OF THIS AWARD AGREEMENT.

3.Performance, Vesting and Payment.

(a)Performance Measures. Subject to Paragraphs 3(d), 7 and 9(d), payment of this Award pursuant to this Award Agreement on each Payment Date may be dependent upon, and may vary based on, achievement of the performance measures (the “Performance Measures”) over the performance periods (“Performance Periods”), each as determined by the Committee (as such term is defined in the Plan) and set forth in your Award Statement. INTL FCStone Inc. (“INTL”) will notify you, following the end of the relevant Performance Period, whether or not, or the extent to which, each Performance Measure for that Performance Period has been satisfied. All your rights with respect any portion of this Award that is dependent upon satisfaction of a Performance Measure shall terminate in whole or in part upon the Committee’s determination, in its sole discretion, of the extent to which such Performance Measure has been satisfied. To the extent provided in your Award Statement, the Committee may amend, modify or extend any Performance Period and may amend or modify any Performance Measure with respect to any Performance Period.

(b)Vesting. Except as provided in this Paragraph 3 and in Paragraphs 2, 4, 6, 7, 9, 10 and 15, as specified in your Award Statement you shall become “Vested” (meaning your continued active employment with INTL or its affiliates (INTL together with its affiliates, “INTL” and such employment, “Employment”) shall not be required in order to receive a payment) in the amount or percentage of the Award as described in your Award Statement. All other terms and conditions of this Award Agreement (including, without limitation, satisfaction of the Performance Measures) shall continue to apply to the Vested portion of this Award, and failure to meet such terms and conditions may result in the termination of this Award (as a result of which, no portion of such Vested Award would be paid).

(c)Payment.

(i)Subject to satisfaction of the terms and conditions of this Award, the Payment Date with respect to an amount or percentage of this Award shall be the date specified or described on your Award Statement. In accordance with Treasury Regulations (“Reg.”) § 1.409A-3(d), INTL may accelerate payment to a date that is up to 30 days before the Payment Date specified on the Award Statement; provided, however, that in no event shall you be permitted to designate, directly or indirectly, the taxable year of the payment. Notwithstanding the foregoing, if you are or become considered by INTL to be one of its “covered employees” within the meaning of Section 162(m) of the Code, then you shall be subject to Section 6(d) of the Plan, as a result of which payment may be delayed to the extent permitted by Section 409A.

(ii)Except as provided in this Paragraph 3 and in Paragraphs 2, 4, 5, 6, 7, 9, 10, 13 and 15, hereof, on any Payment Date (or any other date payment is called for hereunder) you shall receive the payment set forth in the Award Statement provided that any payment payable on a Payment Date may be made on a date within 30 days following such Payment Date as determined by INTL in its sole discretion.

(d)Death. Notwithstanding any other Paragraph of this Award Agreement (except as provided in Paragraph 15), if you die prior to the Payment Date for any portion of this Award, the representative of your estate shall be paid the amount or percentage of your Award that would have otherwise been payable on the relevant Payment Date pursuant to Paragraph 3(a) if the Performance Period has ended on the date of your death, as soon as practicable after the date of death and after such documentation as may be requested by the Committee is provided to the Committee. The Committee may adopt procedures pursuant to which you may be permitted to specifically bequeath some or all of your Award under your will to an organization described in Sections 501(c)(3) and 2055(a) of the Code (or such other similar charitable organization as may be approved by the Committee).

4.    Termination and Nonpayment of Award.

(a)Unless the Committee determines otherwise, and except as provided in Paragraphs 3(d), 6 and 7, if your Employment terminates for any reason or you otherwise are no longer actively employed with INTL, your rights in respect of any portion of your Award that had not yet become Vested prior to your termination of Employment immediately shall terminate, and no payment shall be made in respect thereof. Unless the Committee determines otherwise, and except as provided in Paragraphs 3(d) and 7, if your Employment terminates for any reason or you otherwise are no longer actively employed with INTL, with respect to the portion of your Award that had become Vested, any Performance Measures shall continue to apply as provided in Paragraph 3(a).

(b)Without limiting the application of Paragraphs 4(c) and 4(e), and subject to Paragraphs 6(b) and 6(c), your rights in respect of the portion of your Award that is Vested on the Award Date shall terminate, and no payment shall be made in respect thereof if, prior to the earlier of the Payment Date or the date on which your Award becomes payable following a Change in Control in accordance with Paragraph 7 hereof, you engage in “Competition” (as defined in Paragraph 6(b)).

(c)Unless the Committee determines otherwise, and except as provided in Paragraphs 6 and 7, your rights in respect of any unpaid portion of your Award (whether or not Vested) shall immediately terminate and no payments shall be made in respect thereof if:

(i)you attempt to have any dispute under the Plan or this Award Agreement resolved in any manner that is not provided for by Paragraph 12 or Section 6(h) of the Plan;

(ii)any event that constitutes Cause has occurred;

(iii)(A) you, in any manner, directly or indirectly, (1) Solicit any Client to transact business with a Competitive Enterprise or to reduce or refrain from doing any business with INTL, (2) interfere with or damage (or attempt to interfere with or damage) any relationship between INTL and any Client, (3) Solicit any person who is an employee of INTL to resign from INTL or to apply for or accept employment with any Competitive Enterprise or (4) on behalf of yourself or any person or Competitive Enterprise hire, or participate in the hiring of, any Selected INTL Personnel or identify, or participate in the identification of, Selected INTL Personnel for potential hiring, whether as an employee or consultant or otherwise, or (B) Selected INTL Personnel are Solicited, hired or accepted into partnership, membership or similar status (1) by a Competitive Enterprise that you form, that bears your name, in which you are a partner, member or have similar status, or in which you possess or control greater than a de minimis equity ownership, voting or profit participation or (2) by any Competitive Enterprise where you have, or are intended to have, direct or indirect managerial or supervisory responsibility for such Selected INTL Personnel;

(iv)you fail to certify to INTL, in accordance with procedures established by the Committee, that you have complied, or the Committee determines that you in fact have failed to comply, with all the terms and conditions of the Plan and this Award Agreement. By accepting payment of any portion of your Award under this Award Agreement, you shall be deemed to have represented and certified at such time that you have complied with all the terms and conditions of the Plan and this Award Agreement;

(v)the Committee determines that you failed to meet, in any respect, any obligation you may have under any agreement between you and INTL, or any agreement entered into in connection with your Employment with INTL or this Award, including, without limitation, INTL’s notice period requirement applicable to you, any offer letter, employment agreement or any shareholders’ agreement to which other similarly situated employees of INTL are a party; or

(vi)as a result of any action brought by you, it is determined that any of the terms or conditions for payment of any portion of your Award in respect of this Award Agreement are invalid.

For purposes of the foregoing, the term “Selected INTL Personnel” means: (A) any INTL employee or consultant (1) with whom you personally worked while employed by INTL, or (2) who at any time during the year immediately preceding your termination of Employment with INTL, worked in the same division in which you worked; and (B) any member of the Executive Committee of INTL.

(d)For the avoidance of doubt, failure to pay or reimburse INTL, upon demand, for any amount you owe to INTL shall constitute (i) failure to meet an obligation you have under an agreement referred to in Paragraph 4(c)(v), regardless of whether such obligation arises under a written agreement, and/or (ii) a material violation of INTL policy constituting Cause referred to in Paragraph 4(c)(ii).

1.Repayment. You shall be required to repay to INTL amounts paid to you under this Award if the Committee determines that all terms and conditions of this Award Agreement in respect of such payment were not satisfied. In addition, if any payment is made under this Award Agreement based on materially inaccurate financial statements (which includes, but is not limited to, statements of earnings, revenues or gains) or any other materially inaccurate performance criteria, you shall be obligated to repay to INTL, immediately upon demand therefor, any excess amount paid, as determined by the Committee in its sole discretion.

2.Extended Absence, Retirement and Good Leavers.

(a)Notwithstanding any other provision of this Award Agreement, but subject to Paragraph 6(b), in the event of the termination of your Employment by reason of Extended Absence or Retirement, the condition set forth in Paragraph 4(a) may, at the sole discretion of the Committee, be waived with respect to any portion of your Award that had not yet become Vested prior to such termination of Employment (as a result of which such portion of your Award shall become Vested), but all other terms and conditions of this Award Agreement shall continue to apply (including any applicable Performance Measures.) Any termination of Employment by reason of Extended Absence or Retirement shall not affect any applicable Performance Measures which shall continue to apply as provided in Paragraph 3(a).

(b)Without limiting the application of Paragraph 4(c) and 4(e), your rights in respect of the portions of your Award that become Vested in accordance with Paragraph 6(a) immediately shall terminate and no payment shall be made in respect thereof if, prior to the original Vesting Date with respect to such portions of your Award, you engage in Competition. Notwithstanding the foregoing, unless otherwise determined by the Committee in its discretion, neither this Paragraph 6(b) nor Paragraph 4(b) will apply to your Award if your termination of Employment by reason of Extended Absence or Retirement is characterized by INTL as “involuntary” or by “mutual agreement” other than for Cause and if you execute such a general waiver and release of claims and an agreement to pay any associated tax liability, both as may be prescribed by INTL or its designee. No termination of Employment initiated by you, including any termination claimed to be a “constructive termination” or the like or a termination for “good reason,” will constitute an “involuntary” termination of Employment or a termination of Employment by “mutual agreement.” For purposes of this Award Agreement, “Competition” means that you (i) form, or acquire a 5% or greater equity ownership, voting or profit participation interest in, any Competitive Enterprise, or (ii) associate in any capacity (including, but not limited to, association as an officer, employee, partner, director, consultant, agent or advisor) with any Competitive Enterprise.

(c)Notwithstanding any other provision of this Award Agreement and subject to your executing such general waiver and release of claims and an agreement to pay any associated tax liability, both as may be prescribed by INTL or its designee, if your Employment is terminated by INTL without Cause, and you are considered by the Committee, in its sole discretion, to be a “good leaver” (i.e., to INTL’s knowledge, you did not engage in any “bad acts” at work, and, upon leaving, you did not violate any non-competition, repayment or other obligation) the condition set forth in Paragraph 4(a) may, at the sole discretion of the Committee, be waived with respect to the portion of your Award that had not yet become Vested immediately prior to such termination of Employment (as a result of which such portion of your Award shall become Vested) and Paragraph 4(b) shall not apply to the portion of your Award that is Vested on the Award Date, but all other conditions of this Award Agreement shall continue to apply (including any applicable Performance Measures). Whether or not you are considered a “good leaver” and your termination meets the above-described conditions shall be determined by INTL in its sole discretion. Notwithstanding the foregoing, you will not be considered to be a “good leaver” as a result of any termination of Employment initiated by you, including any termination claimed to be a “constructive termination” or the like or a termination for “good reason.” Any termination of employment that meets the requirements of this Paragraph 6(c), including any determination that you are a “good leaver,” shall not affect any applicable Performance Measures which shall continue to apply as provided in Paragraph 3(a).

3.Change in Control. Notwithstanding anything to the contrary in this Award Agreement (except as provided in Paragraph 15), in the event a Change in Control shall occur and within 18 months thereafter INTL terminates your Employment without Cause or you terminate your Employment for Good Reason, you shall be treated by the Compensation Committee as if you were a “good leaver” in accordance with Paragraph 6(c). For purposes of this Award Agreement, “Good Reason” means, in connection with a termination of employment by a Participant following a Change in Control, (a) as determined by the Committee, a materially adverse alteration in the Participant’s position or in the nature or status of the Participant’s responsibilities from those in effect immediately prior to the Change in Control or (b) INTL’s requiring the Participant’s principal place of employment to be located more than seventy-five (75) miles from the location where the Participant is principally employed at the time of the Change in Control, unless the new location is closer in distance to the Participant’s primary residence than the existing location (except for required travel on INTL’s business to an extent substantially consistent with the Participant’s customary business travel obligations in the ordinary course of business prior to the Change in Control).

4.Earnings. From the Award Date through the relevant Payment Date (or such earlier date as you may receive payment of the amount of this Award hereunder), this Award shall be credited with earnings, as described in more detail in your Award Statement. Subject in all respects to Paragraphs 2, 3, 4, 6, 7, 9, 10 and 15 hereof, such credited earnings shall be paid to you on the date that the Award is paid to you in accordance with Paragraph 3(c). The payment to you of credited earnings (less applicable withholding) is conditioned upon payment to you of the portion of the Award to which such earnings relate, and you shall have no right to receive any credited earnings relating to any portion of an Award that is not paid hereunder (including, without limitation, due to a failure to satisfy the relevant Performance Measures).

5.Certain Additional Terms, Conditions and Agreements.

(a)The payment of any amount hereunder is conditioned on your satisfaction of any applicable withholding taxes in accordance with Section 6(k) of the Plan.

(b)Your rights in respect of your Award are conditioned on the receipt to the full satisfaction of the Committee of the consents described in Section 6(c) of the Plan that the Committee may determine to be necessary or advisable.

(c)You understand and agree that by accepting this Award, you have expressly consented to all of the items listed in Section 6(c)(ii) of the Plan, which are incorporated herein by reference.

(d)In addition to and without limiting the generality of the provisions of Section 2(e) of the Plan, neither INTL nor any Covered Person shall have any liability to you or any other person for any action taken or omitted in respect of this or any other Award.

(e)You understand and agree that, in the event of your termination of employment while you continue to have rights in respect of Vested portions of your Award, you may be required to certify, from time to time, your compliance with all terms and conditions of the Plan and this Award Agreement. You understand and agree that (i) it is your responsibility to inform INTL of any changes to your address to ensure timely receipt of the certification materials, (ii) you are responsible for obtaining such certification materials by contacting INTL if you do not receive certification materials, and (iii) failure to return properly completed certification materials by the deadline specified in the certification materials shall esult in the forfeiture of all of your rights in respect of your Award in accordance with Paragraphs 4(c)(iv).

6.Right of Offset. Except as provided in Paragraph 15(f), the obligation to make payments under this Award Agreement is subject to Section 6(l) of the Plan, which provides for INTL’s right to offset against such obligation any outstanding amounts you owe to INTL and any amounts the Committee deems appropriate.

7.Amendment. The Committee reserves the right at any time to amend the terms and conditions set forth in this Award Agreement, and the Board may amend the Plan in any respect; provided, that, notwithstanding the foregoing and Sections 2(b)(vi), 2(b)(viii) and 6(a) of the Plan, no such amendment shall reduce the amount of this Award or otherwise materially adversely affect your rights and obligations under this Award Agreement without your consent; and provided further that the Committee expressly reserves its rights to amend the Award Agreement and the Plan as described in Section 2(b)(viii)(1) of the Plan. Any amendment of this Award Agreement shall be in writing.

8.Arbitration; Choice of Forum. BY ACCEPTING THIS AWARD, YOU UNDERSTAND AND AGREE THAT THE ARBITRATION AND CHOICE OF FORUM PROVISIONS SET FORTH IN SECTION 6(h) OF THE PLAN ARE EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, AMONG OTHER THINGS, PROVIDE THAT ANY DISPUTE, CONTROVERSY OR CLAIM BETWEEN INTL AND YOU ARISING OUT OF OR RELATING TO OR CONCERNING THE PLAN OR THIS AWARD AGREEMENT SHALL BE FINALLY SETTLED BY ARBITRATION IN NEW YORK CITY, PURSUANT TO THE TERMS MORE FULLY SET FORTH IN SECTION 6(h) OF THE PLAN.

9.Non-transferability. Except as otherwise may be provided in this Paragraph or as otherwise may be provided by the Committee, the limitations on transferability set forth in Section 6(b) of the Plan shall apply to this Award. Any purported transfer or assignment in violation of the provisions of this Paragraph 13 or Section 6(b) of the Plan shall be void. The Committee may adopt procedures pursuant to which some or all recipients of Awards may transfer some or all of their Awards through a gift for no consideration to any immediate family member (as determined pursuant to the procedures) or a trust in which the recipient and/or the recipient’s immediate family members in the aggregate have 100% of the beneficial interest (as determined pursuant to the procedures).

10.Governing Law. THIS AWARD SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

11.Compliance of Award Agreement and Plan with Section 409A. The provisions of this Paragraph 15 apply to you only if you are a United States taxpayer.

(a)References in this Award Agreement to “Section 409A” refer to Section 409A of the Code, including any amendments or successor provisions to that Section and any regulations and other administrative guidance thereunder, in each case as they, from time to time, may be amended or interpreted through further administrative guidance. This Award Agreement and the provisions of the Plan that apply to this Award are intended and shall be construed to comply with Section 409A (including the requirements applicable to, or the conditions for exemption from treatment as, a “deferral of compensation” or “deferred compensation” as those terms are defined in the regulations under Section 409A (“409A deferred compensation”), whether by reason of short-term deferral treatment or other exceptions or provisions). The Committee shall have full authority to give effect to this intent. To the extent necessary to give effect to this intent, in the case of any conflict or potential inconsistency between the provisions of the Plan (including, without limitation, Section 2(b) thereof) and this Award Agreement, the provisions of this Award Agreement shall govern, and in the case of any conflict or potential inconsistency between this Paragraph 15 and the other provisions of this Award Agreement, this Paragraph 15 shall govern.

(b)Notwithstanding the timing provisions of Paragraph 3(d), the payment of amounts referred to therein shall be made after the date of death and during the calendar year that includes the date of death (or on such later date as may be permitted under Section 409A).

(c)The timing of payment pursuant to Paragraph 7 shall occur on the relevant Payment Date or another date that is after the termination of Employment but within the calendar year in which the termination of Employment occurs; provided, however, that, if you are a “specified employee” (as defined by INTL in accordance with Section 409A(a)(2)(i)(B) of the Code), payment shall occur on the earlier of the Payment Date or (to the extent required to avoid the imposition of additional tax under Section 409A) the first day of the seventh month following your termination of Employment. For purposes of Paragraph 7, references in this Award Agreement to termination of Employment mean a termination of Employment from INTL (as defined by INTL) which is also a separation from service (as defined by INTL in accordance with Section 409A).

(d)Paragraph 10 and Section 6(l) of the Plan shall not apply to Awards that are 409A deferred compensation.

(e)You understand and agree that you are solely responsible for the payment of any taxes and penalties due pursuant to Section 409A.

12.Headings. The headings in this Award Agreement are for the purpose of convenience only and are not intended to define or limit the construction of the provisions hereof.

IN WITNESS WHEREOF, INTL has caused this Award Agreement to be duly executed and delivered as of the Award Date.

INTL FCSTONE INC.

By:

Name:

Title:

EXHIBIT 2
INTL FCSTONE INC. LONG-TERM PERFORMANCE INCENTIVE PLAN
PERFORMANCE-BASED CASH COMPENSATION MODEL AWARD STATEMENT

«Date»

«FullName»

«Title»

«Location»

Dear «FirstName»:

The Compensation Committee of the Board of Directors of INTL FCStone Inc. (“Company”) is pleased to inform you that you have been granted a performance-based award under the INTL FCStone Inc. Long-Term Performance Incentive Plan (“Plan”). This award may be earned over the Award period extending from October 1, 20[XX] to September 30, 20[XX] (“Award Period”). For purposes of the Plan, your Performance Period will be the same as this Award Period, unless different Performance Periods are required under the Plan and the Award Agreement, pursuant to a Change in Control.

The target amount of your Award is <<amount>>, increased annually (effective October 1st of each year, other than the year of payment) by an earnings factor (“Interest”), determined as follows: The Interest applicable to your award shall be a percentage that is equal to the higher of (a) the Company’s effective borrowing rate for a given year or (b) the Company’s return on equity (“ROE”), provided that if the amount determined under (a) or (b) is determined to be a percentage that is below 3%, then the Interest shall be 3%, and provided further that if the amount determined under (a) or (b) is determined to be a percentage that is above 15%, the Interest shall be 15%. For purposes of the Plan, the Award Agreement and this Award Statement, both the Company’s effective borrowing rate and the ROE shall be determined by either the Compensation Committee or the Board of Directors, at their sole discretion.

Your Award may also be either increased or decreased by a Performance Adjustment. The amount of increase or decrease, if any, in your Award due to the Performance Adjustment will be equal to the total amount of your Award at expiration of the Award Period ending September 30, 20[XX], including all accrued Interest, multiplied by a percentage tied to the average ROE over the Award Period, determined as follows:

Average ROE† p.a. over Award Period	% Payout of Award plus Interest
0%*	0%
1%*	25%
2%*	45%
3%*	60%
4%*	70%
5% to 10%	75 to 100%, ratably
10% to 15%	100% to 125%, ratably

† For the purpose of calculating average ROE, a negative ROE in any year shall be considered to be zero.
* Percentage payout of Award plus Interest to be ratable per percentage ROE.

The amount of the Performance Adjustment, if any, will be added to or subtracted from your outstanding Award prior to payment of the Award; however, the Performance Adjustment will not be subject to or increased by any Interest.

Except as set forth in the Plan and the Award Agreement, your Award, including any Interest accrued to date, will vest after the expiration of the Award Period, provided you remain employed with the Company through the end of the Award Period (i.e., through and including September 30, 20[XX]).

Except as set forth in the Plan and the Award Agreement any and all Award payments earned in accordance with this Award Statement and the Award Agreement will be paid between October 1, 20[XX] and December 31, 20[XX] (the “Payment Date”).

If you terminate employment with the Company for any reason (including due to death or disability) prior to the date of payment of the Award, your rights to payment (if any) will be determined under the applicable rules in the Plan and the Award Agreement. All determinations are made in the sole discretion of the Compensation Committee. Generally, the Compensation Committee will follow these guidelines in determining rights to payment:

•	In the case of termination by reason of death or disability or retirement or without cause, the
Compensation Committee intends (but is not bound by such stated intention) to authorize payment of the Award plus Interest up to the date of termination.

•	In the case of termination for Cause or resignation, the Compensation Committee intends that no payment should be made.

All payments made in accordance with the Award Agreement and this Award Statement will be subject to normal tax withholding and will not be considered income for benefits purposes such as for pensions, savings plan contributions and life insurance coverage. Unless indicated otherwise in this Award Statement, the terms of the Plan and Award Agreement will apply to your Award and will govern in the event of any conflict between this Award Statement and either the Plan or the Award Agreement. A copy of the Plan document is available upon request.

If you have any questions regarding your Award, this Award Statement, the Award Agreement or the Plan, please contact [INSERT CONTACT INFORMATION].

INTL FCSTONE INC.

By:

Name:

Title:

EXHIBIT 3
INTL FCSTONE INC. LONG-TERM PERFORMANCE INCENTIVE PLAN
PERFORMANCE-BASED VOLUNTARY CASH DEFERRAL MODEL AWARD
STATEMENT

«Date»

«FullName»

«Title»

«Location»

Dear «FirstName»:

The Compensation Committee of the Board of Directors of INTL FCStone Inc. (“Company”) is pleased to inform you that you have been granted a performance-based award opportunity under the INTL FCStone Inc. Long-Term Performance Incentive Plan (“Plan”). As detailed below, this award opportunity allows you to make an irrevocable election to defer a portion of your compensation, in return for an opportunity to earn a performance-based interest accrual on that amount. You are not required to make this voluntary deferral, but if you chose not to make a deferral, you would not be entitled to this performance-based Award. This award may be earned over the [five]-year period extending from October 1, 20[XX] to September 30, 20[XX] (“Award Period”).

You may elect to defer up to [100]% of [the portion of your base salary that exceeds the limit that the Internal Revenue Code imposes on funded, tax-qualified plans ($265,000 in 2015 and 2016) (your “eligible base salary”)][your base salary (your “eligible base salary”)]. You may also elect to defer up to 100% of your annual bonus. Generally, deferral elections for eligible base salary and bonus must be submitted during an enrollment period in August or September of the preceding year and cannot be changed after September 30 of that preceding year (or the last business day in September if earlier than September 30th). For example, if you make an election in September 2016 to defer a percentage of your 2017 eligible base salary, you cannot change that election after September 30, 2016, and it will remain in effect for all of your eligible base salary for 2016. If you were not eligible and were promoted or hired into an eligible position, you will generally be provided a 30-day window in which to submit your salary and/or incentive deferral elections, if appropriate.

Any amount of compensation you elect to defer under this Agreement (the “Compensation Deferral”) will be increased annually (on September 30th of each year, other than the year of payment) by an earnings factor (“Interest”), determined as follows: The Interest applicable to your award shall be a percentage that is equal to the higher of (a) the Company’s effective borrowing rate for a given fiscal year or (b) the Company’s return on equity (“ROE”), provided that if the amount determined under (a) or (b) is determined to be a percentage that is below 3%, then the Interest shall be 3%, and provided further that if the amount determined under (a) or (b) is determined to be a percentage that is above 15%, the Interest shall be 15%. For purposes of the Plan, the Award Agreement and this Award Statement, both the Company’s effective borrowing rate and the ROE shall be determined by either the Compensation Committee or the Board of Directors, at their sole discretion.

Any Compensation Deferral will be allocated to your benefit under this Award Statement immediately after the compensation to which it relates has been earned (generally, upon your regular pay date). You will always be 100% vested in any Compensation Deferral once it has been allocated to your benefit. Except as set forth in the Plan and the Award Agreement, any Interest you accrued will vest after the expiration of the Award Period, provided you remain employed with the Company through the end of the Award Period (i.e., through and including September 30, 20[XX]).

Except as set forth in the Plan and the Award Agreement, any and all Award payments earned in accordance with this Award Statement and the Award Agreement will be paid between October 1, 20[XX] and December 31, 20[XX] (“Payment Date”).

If you terminate employment with the Company for any reason (including due to death or disability) prior to the date of payment of the Award, your rights to payment (if any) will be determined under the applicable rules in the Plan and the Award Agreement.

Please note that your Compensation Deferral applies only for the fiscal year ending September 30, 20[XX]. If you wish to make a Compensation Deferral in any future year, you must receive a new Award and make a new election at that time. Your Compensation

Deferral amounts and any vested Interest amounts are not held in trust and may be subject to the general creditors of the Company. Please consult with your attorney if you have any concerns about making a Compensation Deferral under this plan.

All payments made in accordance with the Award Agreement and this Award Statement will be subject to normal tax withholding and will not be considered income for benefits purposes such as for pensions, savings plan contributions and life insurance coverage. Unless indicated otherwise in this Award Statement, the terms of the Plan and Award Agreement will apply to your Award and will govern in the event of any conflict between this Award Statement and either the Plan or the Award Agreement. A copy of the Plan document is available upon request.

If you have any questions regarding your Award, this Award Statement, the Award Agreement or the Plan, please contact [INSERT CONTACT INFORMATION]. If you wish to participate in the Award opportunity, please complete where indicated below and return a fully-executed copy of this Award Statement to [INSERT CONTACT INFORMATION]. Please retain a fully-executed copy of this Award Statement for your records.

INTL FCSTONE INC.

By:

Name:

Title:

I, [INSERT PARTICIPANT NAME], have read and understood the above and hereby inform the Company as follows:

____ I do not wish to make any Compensation Deferral under this Award.

____ I wish to make a Compensation Deferral under this Award, in the amount of [____% of my eligible base salary][_____% of my bonus] for the fiscal year ending September 30, 20[XX]. (Please insert an amount, in whole numbers, of between 1-[INSERT MAXIMUM DEFERRAL PERCENTAGE].)

By my signature below, I acknowledge that I make the above election voluntarily; I understand such election is irrevocable; I understand that some or all or my Compensation Deferral may be subject to risk of loss, including to the general creditors of the Company; and I have retained a fully-executed copy of this Award Statement for my records.

______________________________________
NAME

_______________________________________
DATE

INTL FCStone®

IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet

- Go to **www.envisionreports.com/INTL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Shareholder Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the INTL FCSTONE INC. Shareholder Meeting to be Held on February 25, 2016

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at:

www.envisionreports.com/INTL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/INTL** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a paper copy as instructed on the reverse side on or before February 15, 2016 to facilitate timely delivery.

028QVC

Shareholder Meeting Notice

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2, FOR Proposal 3 and FOR Proposal 4.

The Proposals are:

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.

The following materials are available for you to review online:

• the Company's 2016 Proxy Statement (including all attachments thereto);
• the Company's Annual Report for the year ended September 30, 2015 (which is not deemed to be part of the official proxy soliciting materials); and
• any amendments to the foregoing materials that are required to be furnished to shareholders.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Here's how to order a paper copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/INTL**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials INTL FCSTONE INC." in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 15, 2016.

028QVC

INTL FCStone®

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on February 24, 2016.

Vote by Internet

- Go to **http://www.envisionreports.com/INTL**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 – 4.

1. Election of Directors:

01 - Paul G. Anderson	02 - Scott J. Branch	03 - John Fowler
04 - Edward J. Grzybowski	05 - Daryl K. Henze	06 - Bruce W. Krehbiel
07 - Sean M. O'Connor	08 - Eric Parthemore	09 - John Radziwill

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees** ☐ **For All EXCEPT** - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

____

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

B Non-Voting Items

Change of Address — Please print your new address below.

Comments — Please print your comments below.

Meeting Attendance
Mark the box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

028QTB

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 25, 2016

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

INTL FCStone®

Proxy — INTL FCSTONE INC.

Notice of 2016 Annual Meeting of Shareholders

The Alfond Inn at 300 E. New England Avenue
Winter Park, Florida 32789
Proxy Solicited by Board of Directors for Annual Meeting — (February 25, 2016)

John Radziwill or Sean M. O'Connor, (the "Proxies"), each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of INTL FCStone Inc. to be held on February 25, 2016 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR all nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)